UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-21279

The Merger Fund VL
  (Exact name of registrant as specified in charter)

100 Summit Lake Drive
Valhalla, New York 10595
(Address of principal executive offices) (Zip code)

Roy Behren and Michael T. Shannon
100 Summit Lake Drive
Valhalla, New York 10595
 (Name and address of agent for service)

1-800-343-8959
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2015

Date of reporting period:  December 31, 2015

Item 1. Reports to Stockholders.

December 31, 2015

Annual Report

THE MERGER FUND VL

	Total Firm AUM:	$5.4 billion
STANDARDIZED	Strategy Assets:
PERFORMANCE SUMMARY	Merger Arbitrage[1]	$4.9 billion
As of December 31, 2015	Multi-Event[2]	$560.8 million

	Average Annual Total Return (%)
Merger Arbitrage	QTD	YTD	1 YR	5 YR	10 YR	Life
The Merger Fund
(Investor)	1.25	-0.82	-0.82	1.88	3.24	6.32
The Merger Fund
(Institutional)	1.36	-0.52	-0.52	n/a	n/a	1.36

	Annual Operating Expense Ratio (%)[3]
	Gross	Net	Expenses Before
Merger Arbitrage	Expense	Expense	Investment Related	Performance	Fund
	Ratio	Ratio[3]	Expenses[4]	Inception	AUM
The Merger Fund
(Investor)	1.70%	1.56%	1.25%	01/31/1989	$3.5 b
The Merger Fund
(Institutional)	1.46%	1.32%	1.01%	08/01/2013	$1.2 b

	Average Annual Total Return (%)
Insurance
Dedicated Funds	QTD	YTD	1 YR	5 YR	10 YR	Life
The Merger Fund VL	0.95	-0.90	-0.90	1.54	4.61	4.93

Annual Operating Expense Ratio (%)[3]
Insurance	Gross	Net	Expenses Before
Dedicated Funds	Expense	Expense	Investment Related	Performance	Fund
	Ratio	Ratio[5]	Expenses[4]	Inception	AUM
The Merger Fund VL	2.82	1.76	1.40	05/24/2004	$33.1 m

	Average Annual Total Return (%)
Multi-Event	QTD	YTD	1 YR	5 YR	10 YR	Life
Event-Driven Fund	1.52	-2.08	-2.08	n/a	n/a	0.85

Annual Operating Expense Ratio (%)[3]
	Gross	Net	Expenses Before
Multi-Event	Expense	Expense	Investment Related	Performance	Fund
	Ratio	Ratio[6]	Expenses[4]	Inception	AUM
Event-Driven Fund	4.76	2.47	1.74	01/02/2014	$96.5 m

Q4 and YTD performance are not annualized. Performance data quoted represent past performance; past performance does not guarantee future results. The performance results portrayed herein reflect the reinvestment of all interest, dividends and distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (800) 343-8959 or by visiting www.westchestercapitalfunds.com. Performance data included herein for periods prior to 2011 reflect that of Westchester Capital Management, Inc., the Fund’s prior investment advisor. Messrs. Behren and Shannon, the Fund’s current portfolio managers, have served as co-portfolio managers of the Fund since 2007.

1Includes USD 57 million in private funds advised by Westchester Capital Management, LLC’s affiliated invested advisor; 2Includes USD 464 million in sub- advised funds. 3Expense ratios are as of a fund’s most recent prospectus. Prospectus dates vary among funds. For The Merger Fund, expense ratios are as of March 15, 2015. The Advisor has contractually agreed to waive a portion of its management fee until December 31, 2016 if its assets exceed certain thresholds, beginning at $1.5 billion. For The Merger Fund VL, expense ratios are as of the April 30, 2015 prospectus. For the Event-Driven Fund, expense ratios are as of the March 15, 2015 prospectus. 4Investment related expenses include acquired fund fees and expenses, interest expense, borrowing expense and dividend expense on securities sold short. 5The Merger Fund VL: The Adviser has contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 1.40%. The expense limitation is expected to apply until December 31, 2016 except that it may be terminated by the Board of Trustees at any time. 6Event-Driven Fund: The Adviser has contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses of the institutional class of shares to an amount not to exceed 1.74%. The expense limitation is expected to apply until December 31, 2016, except that it may be terminated by the Board of Trustees at any time.

MARKET INDICES	QTD	YTD	1 YR	3 YR	5 YR	10 YR
Morningstar
Category Average:
Market Neutral	-0.10%	-0.25%	-0.25%	1.52%	1.41%	1.60%
Barclays Aggregate
Bond Index	-0.56%	0.57%	0.57%	1.44%	3.26%	4.52%
MSCI World Index	5.62%	-0.32%	-0.32%	10.23%	8.19%	5.56%
S&P 500 Index	7.04%	1.38%	1.38%	15.13%	12.57%	7.31%
HFRX Merger
Arbitrage Index	3.20%	8.40%	8.40%	4.84%	2.64%	4.60%
HFRX Event
Driven Index	-0.60%	-6.94%	-6.94%	0.55%	0.49%	0.94%

Fellow Shareholders,

Our Funds rebounded modestly and resumed their historical run-rate during the fourth quarter, capping a remarkably messy outlier year. We are not happy absorbing only our third down year in the 26 years since inception in 1989. Our full-year performance of -0.82% for The Merger Fund (“MERFX”) and -2.08% for our Event Driven Fund (“WCEIX”) includes the Q4 bounce-back of 1.25% and 1.52% respectively, and reflects stabilization that has begun to occur in the arbitrage investment space. Our standard deviation continued to run at approximately one quarter of that of the S&P, with betas of just 0.18 (MERFX) and 0.30 (WCEIX).1

Interestingly, when the average investor considers the worst years for the stock market in general, many will reflexively cite the crash of 1987, 1989, the dotcom bubble of 2000 – and of course the 2008 financial crisis. Most casual observers would not have 2015 high on their list. On the surface, U.S. economic indicators flashed green: markets hit record highs early in the year; unemployment continued to decrease; gas prices fell, putting more cash in consumers’ wallets and borrowing costs remained accommodatingly low. More relevant to us, mergers & acquisitions (“M&A”) activity exceeded the record level set in 2007.

However, by year end the Fed had embarked upon the long-anticipated “lift-off” of interest rates, disrupting worldwide market tranquility. Energy prices continued to tumble, as did commodity prices.2 Historic volatility swings roiled securities markets as well as the mutual fund landscape late in 2015, and the average fund in nearly every category posted negative returns for the calendar year. An analysis by Societe Generale claimed that 2015 was “the most difficult year to generate returns since 1937,” and we would certainly agree.3 A narrow group of stocks were higher for the year, with overall index performance hiding losses in most securities, raising the possibility that we are in the midst of a “stealth bear market.” We have managed the portfolio through previous business cycles, and during such periods we continue to refine all aspects of our investment process and hope to build upon past, and increase future, outperformance vs. our peers.

A Paradoxical year

Early year headlines bubbled with optimism as the S&P 500 Index and other major U.S. markets touched record highs in the second quarter. Transaction records were smashed in the M&A space with deal volume reaching $4.6 trillion globally, the highest on record—surpassing the $4.3 trillion executed

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[1]	As of 12/31/2015 the standard deviation of The Merger Fund® was 2.72% versus 10.62% for the S&P 500 Index and 10.96% for the MSCI World Index.
[2]	The Goldman Sachs Commodity Index is down 60% from its 2008 peak as of the end of 2015.
[3]	Investment Strategy by Jeffrey Saut, Raymond James, January 4, 2016

in 2007. In the U.S. alone, volumes reached a record $2.3 trillion, and 58 of those transactions included mergers of $10 billion or more (see chart below, courtesy of Jefferies LLC). The pipeline backlog is promising for 2016 as well.

But as the ordinarily sleepy dog days of summer progressed, volatility arrived, and with it came significant declines in virtually all global financial markets. If one were to remove the “FANG” stocks (Facebook, Amazon, Netflix and Google) which supported the S&P 500 and NASDAQ Index, both indices would have been down for the year. As Goldman Sachs notes, “FANGs comprise 20% of the Nasdaq 100 and 5.5% of the S&P 500 yet they contributed +3.5% of performance to S&P’s overall return (or lack thereof) this year.”4 That positive contribution masked a phantom market correction in the major U.S. market indices. Even so, U.S. equity performance compares favorably to more significant losses experienced in Europe and Asia.

Bonds were no stroll in the park either. U.S. indices were down from 1% to as much as 5% depending on the subcategory, and global bonds fared considerably worse, with many emerging markets losing well more than ten percent. Credit-rating agencies downgraded 863 issuers last year, accounting for the largest number and greatest portion of ratings actions since 2009. The average spread over benchmark government yields for highly rated debt has widened to 183 basis points, the most in three years, from 118 bps in March.5 As we discussed in prior letters, rising rates and/or widening bond spreads can cause loss of principal in fixed income investments. According to Bank of America Merrill Lynch indices, investors lost 0.2% on global corporate bonds in 2015, net of interest received, snapping a string of annual gains that averaged 7.9 percent over the previous six years.

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[4]	Investment Strategy by Jeffrey Saut, Raymond James, January 4, 2016
[5]	Bloomberg, Some Trillion Dollars Later, The Corporate Debt Boom Looks Exhausted, 1-28-16

The Fed’s 0.25% interest-rate increase (and likely subsequent increases) should be reflected in deal spreads as we move forward, providing the potential for higher rates of returns on successful transactions. The Fed’s policy has a direct impact on short-term government debt whose yields are sensitive to changes in the fed-fund rate, as evidenced by the two-year note currently offering in excess of 1%, up from roughly 60 bps since the December increase. While we do not position our portfolio to have directional exposure to either stocks or bonds, there tends to be a correlation between the risk-free investment rate (such as treasury bills), also known as the cost of capital, and the performance of absolute-return strategies such as merger arbitrage.

Even alternative investments provided little shelter this past year. Numerous high profile hedge funds lost money this year, including sub-strategies from managed futures, to unconstrained fixed income, to multi-strategy and event-driven funds.

According to Morningstar, the average mutual fund in all major asset classes delivered negative performance on the year.6 Riskier assets, such as emerging markets securities, performed the poorest. Strikingly, none of the alternative categories escaped a negative return on the year – not even bear market funds.7

WCM YEAR AND QUARTER IN REVIEW

While acknowledging our own shortcomings, the aforementioned market and industry backdrop provides important context as we evaluate our own performance for 2015. As noted, we were largely successful in selecting high probability transactions in 2015 but are disappointed to not have achieved better returns despite the challenging market environment.

Although during the fourth quarter our funds recovered a respectable 1.25% (MERFX), 0.95% (MERVX) and 1.52% (WCEIX) from the negative performance exhibited during the market dislocations of Q3, our full year performances of -0.82%, -0.90% and -2.08% respectively were disappointing, as existing merger spreads widened out and spin-off and restructuring performance was shockingly weak. The second half of 2015 introduced a number of challenges which caused deal spreads to widen and, in hindsight, we observe that certain categories of investments, which had been consistently accretive to our performance and helpful to our risk profile in the past, have not been as successful over the recent periods of market weakness. Spin-offs, for example had been a reliable

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[6]	Daily Alts, Weekend Reading 2015 Recap, Fund Flows, Fund Closures, 1-3-16
[7]	Ibid

source of alpha up until this year. The concrete separation of disparate businesses has usually allowed for re-valuation of the individual parts, and has dependably served to enhance value in previous years. In fact, 2015 saw 79 completed spin-offs, collectively worth $245 billion, the highest in 20 years, according to Dealogic.8

Completed Spin-offs 2015
Du Pont De Nemours	spin-off	Chemours
General Electric Co.	spin-off	Synchrony Financial
Ventas Inc.	spin-off	Care Capital Properties
Northstar Realty Finance	spin-off	Northstar Realty Europe Corp.
Ebay Inc.	spin-off	Paypal Holdings
SPX Corp.	spin-off	SPX Flow
Computer Sciences Corp.	spin-off	CSRA Inc.
Baxter International Inc.	spin-off	Baxalta Inc.
EnergizerHoldings Inc.	spin-off	Edgewell Personal Care Co.

Pending Spin-offs
Alcoa Inc.
Air Products & Chemicals Inc.
Johnson Controls Inc.
Dow Chemical Co.
Hertz Global Holdings Inc.
WR Grace & Co.
Du Pont De Nemours
Yahoo

Worth noting, however is that seven of the top ten largest U.S. spin-offs are trading below the level they opened at on their first day of regular-way trading. The worst performer in the “not top ten” is Chemours Co., spun off by DuPont. Chemours was decidedly not teflon-like (its most famous product), as the stock opened at $16 per share in July and is currently trading close to $6.

Spun-off companies and subsidiaries, separately trading as more bite-sized acquisitions, are often gobbled up by larger industry players, but most recently, that theme has only played out with Baxalta Inc., a provider of immune deficiency and hemophilia treatments, spun off from Baxter International. Baxalta recently signed an agreement to be purchased by Shire PLC in a gigantic $32 billion stock and cash transaction expected to close during the third quarter.

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[8]	WSJ, 2015 Has Been A Spotty Year for Spinoffs, December 9, 2015

Yahoo’s plan to spin-off its 384 million shares in Chinese e-commerce company Alibaba appears stuck in the mud. Yahoo had been searching for a tax-efficient method of monetizing its interest in Alibaba, which currently accounts for approximately two-thirds of the value of Yahoo as a company but virtually all of its market capitalization (as Yahoo is trading barely above the value of its shares held in Alibaba). After the IRS declined to provide an advance ruling that the spin-off would be non-taxable, Yahoo cancelled it and now claims to be considering alternate methods of unlocking shareholder value. Options include a spin-off of its core business and possibly its stake in Yahoo Japan as well.9 Several activist shareholders have called for immediate action, which we fully support, and accordingly we have hedged out our exposure to Alibaba through a short position representing the shares embedded in each share of Yahoo.

Median annualized merger arbitrage spreads fluctuated throughout the year from 6% in 1Q15 to slightly over 8% in 4Q15, with an average of approximately 7%.10 Contributing to volatility were the following factors: the perception of above-average deal risks stemming from antitrust, regulatory, political and legal issues; the size of several deals versus the relative lack of investment capital to compress the spread; general market uncertainty due to Federal Reserve actions, energy price weakness and overall geopolitical instability. In addition, there appeared to be a bit of a “hang-over” from recent unsuccessful transactions that inhibited investor risk tolerance and hurt performance.

Two notable examples are as follows:

•
Comcast-Time Warner Cable: Comcast Corp. had struck a $45.2 billion deal to buy Time Warner Cable Inc. in February 2014, a bid to combine the nation’s two biggest cable operators. Many on Wall Street believed the deal had a strong chance of being approved, though concessions to regulators were expected. The deal faced objections from the Justice Department, which was concerned that the merger would make Comcast “an unavoidable gatekeeper for Internet-based services that rely on a broadband connection to reach consumers.” This transaction was terminated in April. Although we were invested in this deal, Time Warner Communications quickly agreed to a replacement transaction with Charter Communications, thus mitigating some of our loss on the position.

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[9]	CNNMoney, Hedge Fund is Sick of Marissa Mayer as CEO of Yahoo, January 6, 2016
[10]	UBS US M&A Review: 2015 and 4Q15

•
Staples-Office Depot: We avoided this deal because of concerns over a probable difficult regulatory review. Staples Inc. agreed to acquire its rival Office Depot Inc. in February in a $6 billion transaction that would merge the country’s two largest office supply stores. The companies argued that they face increased competition from Internet and big-box retailers such as Amazon and Wal-Mart; however antitrust regulators, concerned that the tie-up would eliminate much competition and lead to higher prices for bulk office supplies sued to block the transaction.

2016 OUTLOOK

The significant volatility that plagued investors throughout 2015, especially in the late summer, has continued into 2016 unabated. As of mid-January, the markets have dropped sharply, unusually correlated with continued energy price weakness and a further collapse of Chinese equity markets.

Nonetheless, we remain optimistic regarding transformational corporate transaction activity. Companies appear enthusiastic about pursuing M&A; in an Ernst & Young survey published in October, almost 60 percent of executives expected to carry out acquisitions in the next 12 months, up from 40% a year earlier.11 The momentum for continued activity is partly fueled by the positive market reaction to both the announcements and completions of transactions, as well as frequently seen “copycat transactions” by competitors trying to keep pace. Moreover, debt remains cheap, stock prices are high by historic standards and corporate balance sheets are still estimated to hold as much as $2.6 trillion in cash. All of these factors provide optimism for a continued surge of transaction activity in the New Year.12

High-quality arbitrage investments on announced merger transactions offer rates of return which are comprised of a spread, known as a risk premium, over the cost of capital, to account for the potential risk of investing in mergers. Therefore, the strategy is naturally positioned in the event that, were interest rates to rise, investments such as ours, with an embedded risk component, would need to provide a greater return than a risk-free investment, and market forces would gradually widen deal spreads to accommodate this dynamic.

Additionally, recent market movements and “risk-off” investor psychology has increased the relative attractiveness of merger arbitrage investments versus parts of the fixed-income universe (see below chart provided by Jefferies LLC).

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[11]	Bloomberg, 2015 Was Best-Ever Year for M&A: This Year Looks Good Too, January 5, 2015
[12]	Ibid

Here are several transactions which by our assessment have gotten more attractive since Q3:

		As of October 31, 2015
		Annualized Rate	Market-Implied
Target	Buyer	of Return if	Likelihood of Deal
		Completed*	Completion**
Time Warner	Charter
Cable	Communications	11%	77%
BG Group	Royal Dutch Shell	37%	81%
Broadcom Corp	Avago Technologies	14%	85%
Precision	Berkshire
Castparts	Hathaway Inc.	5%	95%

		As of December 31, 2015
		Annualized Rate	Market Implied	WCM Estimated
Target	Buyer	of Return if	Likelihood of Deal	Likelihood of Deal
		Completed*	Completion**	Completion***
Time Warner	Charter
Cable	Communications	15%	74%	90%
BG Group	Royal Dutch Shell	77%	83%	92%
Broadcom Corp	Avago Technologies	29%	93%	97%
Precision	Berkshire
Castparts	Hathaway Inc.	13%	96%	98%

* The ‘Annualized Rate of Return if Completed’ shown represents the potential return then available on the subject investment if the announced transaction occurs on the announced terms and timeline. Any such investment would be subject to a number of conditions and risks and the investment’s actual return may differ from that shown for a number of reasons, including because the transaction may not occur at all or may not occur on the expected terms or timeline. Please see a summary of the risks or conditions that can adversely affect merger-arbitrage related investments on page 12 of this report and in the Fund’s prospectus. The annualized rates of return shown in the table are not intended to be representative of the annualized rates of return on investments held by the Fund, do not reflect adjustments for related expenses, such as fund operating expenses, and are not intended to indicate how the overall Fund might perform in the future. The Fund’s actual investment positions in the transactions listed as of December 31, 2015 are shown in the Schedule of Investments and those positions may not represent a significant portion of the Fund’s portfolio. The Fund’s investment positions may change at any time. Potential annualized return is calculated as of the end of October and December respectively, through the announced closing date of the deal. Time Warner is expected to close on 07/01/16. As of February 23, 2016, The BG Group, Broadcom Corp, and Precision Castparts deals have closed.

** Market-implied likelihood of success is calculated by dividing the difference between the trading price and expected downside price in the event of deal termination, by the difference between the deal price and the expected downside in the event of deal termination. I.E.> (Trading Price-Downside Price)/(Deal Price-Downside Price). Downside price represents the price at which the security traded immediately prior to the public announcement of the merger, reorganization or other event. There can be no assurance that the values of affected securities will not trade at prices below the expected downside prices used in the table above.

***The Adviser’s quantitative estimate, as of January 11, based upon but not limited to the Adviser’s assessment of various factors such as pending regulatory approvals, necessary shareholder votes, financing considerations and the merger agreement.

We opportunistically adjust our positioning and allocation according to the risk-adjusted return, not just of individual investments, but of types of transactions as well. Given that the risk/return profile of more straightforward (or “plain vanilla”) merger arbitrage investments has improved significantly, it is likely that investors will see a greater concentration of such transactions in our portfolios in the coming months.

The last year or so has been a stark reality check for those of us who have been in the business through several market cycles. We have been surprised by unprecedented governmental as well as company actions, on top of the unpredictability of the market in general. We try to learn what we can during these periods and are continually reevaluating our investment methodology, portfolio construction, and most importantly our risk management processes.

In light of the recent volatility surge and capital market action, we intend to provide a series of monthly updates regarding our positions, relevant market data and an up-to-date transaction and opportunities outlook. It will be available on our website as well as via email distribution.

OUR COMPANY

WCM now manages a total of five SEC-registered mutual funds. Our other vehicles span a spectrum from lower-return, lower-volatility expectations to higher volatility with potentially higher return expectations:

Account	Vehicle	Strategy	Inception
The Merger Fund®
Investor Share
Class (MERFX)	SEC ‘40-Act Fund	Merger Arbitrage	1989
Institutional Share
Class (MERIX)	SEC ‘40-Act Fund	Merger Arbitrage	2013
The Merger
Fund VL (MERVX)	Variable Insurance Trust	Merger Arbitrage	2004
Dunham Monthly
Distribution Fund	Sub-advised
(DNMDX)	SEC ‘40-Act Fund	Event-Driven	2008
WCM Alternatives:
Event-Driven
Fund (WCEIX)	SEC ‘40-Act Fund	Event-Driven	2014
JNL/Westchester
Capital Event	Sub-advised
Driven Fund	SEC ‘40-Act Fund	Event-Driven	2015

As usual, quarterly statistical summaries for any of our vehicles are provided within two weeks of the end of the quarter typically one month prior to the release of the quarterly letter. They are available electronically on our website, and we would be happy to provide a scheduled email as soon as the data becomes available. For convenience, investors can arrange for e-alerts of important Fund communications. Through our website at www.westchestercapitalfunds.com, you can check direct account balances, make purchases and sales, and sign up for notification of trade confirmations, statements and shareholder communications via e-mail.

Roy Behren	Mike Shannon

IMPORTANT DISCLOSURES

Before investing in any fund, carefully consider the investment objectives, risks, charges and expenses. For a prospectus or summary prospectus containing this and other fund information, please call (800) 343-8959. Please read the prospectus carefully before investing. The Merger Fund VL is available through variable products offered by third-party insurance companies. For a prospectus containing information for any variable annuity or variable life product that invests in The Merger Fund VL, contact your financial advisor or the offering insurance company for a contract prospectus and prospectus for the underlying funds. To obtain a prospectus for the Dunham Monthly Distribution Fund, please visit www.dunham.com. Please read it carefully before investing. Shares of JNL/Westchester

Capital Event Driven Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the fund are not offered directly to the public. For a prospectus containing information for any variable annuity or variable life product that invests in the Fund, contact your financial advisor or the offering insurance company for a contract prospectus and prospectus for the underlying funds. Please read it carefully before investing. Variable annuities are long-term, tax-deferred investments designed for retirement, involve investment risks and may lose value. Earnings are taxable as ordinary income when distributed and may be subject to a 10% federal tax penalty if withdrawn before age 59½. Optional benefit costs are added to the ongoing fees and expenses of the variable annuity.

Variable annuities (VA650, VA660) are issued by Jackson National Life Insurance Company® (Home Office: Lansing, Michigan) and in New York (VA650NY, VA660NY) by Jackson National Life Insurance Company of New York® (Home Office: Purchase, New York). Variable annuities are distributed by Jackson National Life Distributors LLC, member FINRA. May not be available in all states and state variations may apply. These products have limitations and restrictions, including withdrawal charges, recapture charges and excess interest adjustments (interest rate adjustments in New York) where applicable. Jackson® issues other annuities with similar features, benefits, limitations and charges. Contact Jackson for more information. Jackson is the marketing name for Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of fund holdings.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible. Merger‐arbitrage and event‐driven investing involves the risk that the adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Funds’ return on the investment will be negative. Investments in foreign companies may entail political, cultural, regulatory, legal, and tax risks different from those associated with comparable transactions in the United States. The frequency of the Fund’s transactions will vary from year to year, though merger arbitrage portfolios typically have higher turnover rates than portfolios of typical long‐only funds. Increased portfolio turnover may result in higher brokerage commissions, dealer mark‐ups and other transaction costs. The higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance. The Funds’ may enter into short sale transactions for, among other reasons, purposes of protecting against a decline in the market value of the acquiring company’s shares prior to the acquisition completion. If the price of a security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss. The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited. Debt securities may fluctuate in value due to, among other things, changes in interest rates, general economic conditions, industry fundamentals, market sentiment and the financial condition of the issuer, including the issuer’s credit rating or financial performance. Derivatives may create leverage which will amplify the effect of the performance of those instruments on the Funds’ and may produce significant losses. The Funds hedging strategy will be subject to the Funds’ investment adviser’s ability to assess correctly the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged.

References to other mutual funds do not construe an offer of those securities.

The views expressed are as of February 4, 2016 and are a general guide to the views of Westchester Capital Management, are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. This document does not replace portfolio and fund-specific materials.

Definitions: The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general; The MSCI World Index is a free float-adjusted market capitalization index designed to measure the equity market performance of developed economies; The Barclays Aggregate Bond Index is an intermediate term index comprised of investment grade bonds; The Morningstar Category: Market Neutral is an index comprised of a universe of funds with similar investment objectives. Indices are unavailable for direct investment. The HFRX Merger Arbitrage Index is comprised of strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction. The HFRX Event Driven Index is comprised of managers with positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event Driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments. Investment theses are typically predicated on fundamental characteristics (as opposed to quantitative), with the realization of the thesis predicated on a specific development exogenous to the existing capital structure. The Goldman Sachs Commodity Index is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. The returns are calculated on a fully collateralized basis with full reinvestment. The Nasdaq 100 is an index composed of the 100 largest, most actively traded U.S. companies listed on the Nasdaq stock exchange. Run-rate is the result of extrapolating the current period’s financial results over a longer period of time. Standard Deviation is the degree by which returns vary relative to the average return. The higher the standard deviation, the greater the variability of the investment; Beta is a measure of the fund’s sensitivity to market movements. A portfolio with a beta greater than 1 is more volatile than the market and a portfolio with a beta less than 1 is less volatile than the market; Alpha is measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha. A basis point (often denoted as bp) is a unit equal to 1/100 of a percentage point and can be summarized as follows: 1% change = 100 basis points and 0.01% = 1 basis point; Correlation is calculated using R-Squared; which is a measure that represents the percentage of a fund’s movements that can be explained by movements in a benchmark index. A fund with low R-squared doesn’t act much like the index. The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq. The DJIA was invented by Charles Dow back in 1896. The Nasdaq Composite is an index of more than 3,000 stocks listed on the Nasdaq exchange that includes the world’s foremost technology and biotech giants such as Apple, Google, Microsoft, Oracle, Amazon, Intel and Amgen.

A bond is a debt investment in which an investor loans money to an entity (typically corporate or governmental) which borrows the funds for a defined period of time at a variable or fixed interest rate. This is different from an event-driven strategy which focuses on exploiting the tendency of the equities of companies in a time of change to drop in price, a merger-arbitrage strategy which attempts to profit from the “spread” between the purchase value and the value of a stock at the completion of a merger, takeover or other reorganization, or an absolute return strategy which looks at the appreciation or depreciation (expressed as a percentage) that an asset – usually a stock or a mutual fund – achieves over a given period of time.

The SEC does not endorse, indemnify, approve nor disapprove of any security.

The Merger Fund® and WCM Alternatives: Event-Driven Fund are distributed by Quasar Distributors, LLC. The Merger VL is available through variable products offered by third-party insurance companies and is not affiliated with Quasar Distributors, LLC. The Dunham Monthly Distribution Fund, which is sub-advised by Westchester Capital Management, LLC, is distributed by Dunham and Associates Investment Counsel, which have no affiliation with Quasar Distributors, LLC.

DEAL COMPOSITION

The Merger Fund VL (Unaudited)

Type of Buyer		Deal Terms*
Strategic	99.8%	Cash	36.9%
Financial	0.2%	Cash & Stock	35.7%
		Stock and Stub(1)	17.7%
By Deal Type		Undetermined(2)	7.2%
Friendly	94.0%	Stock with Fixed Exchange Ratio	2.5%
Hostile	6.0%	Stock with Flexible
		Exchange Ratio (Collar)	0.0%

*	Data expressed as a percentage of long common stock, corporate bonds and swap contract positions as of December 31, 2015.
(1)	“Stub” includes assets other than cash and stock (e.g., escrow notes).
(2)
The compensation is undetermined because the compensation to be received (e.g., stock, cash, escrow notes, other) will be determined at a later date, potentially at the option of the Fund’s investment adviser.

PORTFOLIO COMPOSITION*

The Merger Fund VL (Unaudited)

By Sector

By Region

*	Data expressed as a percentage of long common stock, corporate bonds and swap contract positions as of December 31, 2015.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN THE MERGER FUND VL AND S&P 500

THE MERGER FUND VL
AVERAGE ANNUAL TOTAL RETURN
as of December 31, 2015

	1 Year	3 Year	5 Year	10 Year
The Merger Fund VL	-0.90%	1.43%	1.54%	4.61%
S&P 500	1.38%	15.13%	12.57%	7.31%

The Standard & Poor’s 500 Index (“S&P 500”) is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. This chart assumes an initial gross investment of $10,000 made on December 31, 2005. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or upon redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Merger Fund VL

EXPENSE EXAMPLE
December 31, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period 7/1/15 – 12/31/15.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The example below includes, among other fees, management fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and extraordinary expenses as determined under generally accepted accounting principles. In addition, charges and expenses at the insurance company separate account level are not reflected.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Merger Fund VL

EXPENSE EXAMPLE (continued)
December 31, 2015 (Unaudited)

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/15 —
	7/1/15	12/31/15	Ratio	12/31/15*
Actual+(1)	$1,000.00	$ 983.70	1.80%	$9.00
Hypothetical+(2)	$1,000.00	$1,016.13	1.80%	$9.15

*	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
+
Excluding dividends and borrowing expense on securities sold short, your actual cost of investment in and your hypothetical cost of investment in the Fund would have been $7.00 and $7.12, respectively.

(1)	Ending account values and expenses paid during the period based on a (1.63)% return. This actual return is net of expenses.
(2)	Ending account values and expenses paid during period based on a hypothetical 5.00% annual return before expenses.

The Merger Fund VL

SCHEDULE OF INVESTMENTS
December 31, 2015

Shares		Value

COMMON STOCKS — 66.83%

	AEROSPACE & DEFENSE — 5.94%
8,492	Precision Castparts Corporation (e)	$1,970,229

	APPLICATION SOFTWARE — 2.51%
14,752	King Digital Entertainment plc (b)	263,766
10,386	Solera Holdings, Inc. (e)	569,464
		833,230
	AUTO PARTS & EQUIPMENT — 1.32%
11,100	Johnson Controls, Inc.	438,339

	AUTOMOBILE MANUFACTURERS — 0.80%
7,800	General Motors Company (e)	265,278

	BROADCASTING — 0.50%
3,500	CBS Corporation Class B	164,955
1,100	iHeartMedia, Inc. (a)	990
		165,945
	CABLE & SATELLITE — 6.44%
7,033	Cablevision Systems Corporation Class A	224,353
9,400	DISH Network Corporation Class A (a)(e)	537,492
28,500	Sirius XM Holdings, Inc. (a)	115,995
6,783	Time Warner Cable, Inc. (e)	1,258,857
		2,136,697
	CASINOS & GAMING — 0.99%
14,400	MGM Resorts International (a)(e)	327,168

	DATA PROCESSING & OUTSOURCED SERVICES — 0.00%
10	Heartland Payment Systems, Inc.	948

	DIVERSIFIED CHEMICALS — 3.59%
13,800	The Dow Chemical Company (e)	710,424
3,301	E.I. Du Pont de Nemours & Company	219,847
22,881	Huntsman Corporation (e)	260,157
		1,190,428
	HOTELS, RESORTS & CRUISE LINES — 1.05%
5,045	Starwood Hotels & Resorts Worldwide, Inc.	349,518

	HOUSEWARES & SPECIALTIES — 1.24%
7,197	Jarden Corporation (a)	411,093

	INDUSTRIAL CONGLOMERATES — 0.11%
1,200	General Electric Company	37,380

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL

SCHEDULE OF INVESTMENTS (continued)
December 31, 2015

Shares		Value

	INDUSTRIAL GASES — 2.12%
900	Air Products and Chemicals, Inc. (e)	$117,099
4,223	Airgas, Inc.	584,125
		701,224
	INDUSTRIAL MACHINERY — 0.05%
600	SPX FLOW, Inc. (a)	16,746

	INTEGRATED OIL & GAS — 0.20%
4,632	BG Group plc — ADR (e)	67,257

	INTERNET SOFTWARE & SERVICES — 4.32%
29,108	Yahoo!, Inc. (a)(e)	968,132
17,147	Youku Tudou, Inc. — ADR (a)	465,198
		1,433,330
	LIFE & HEALTH INSURANCE — 0.50%
14	StanCorp Financial Group, Inc.	1,594
5,150	Symetra Financial Corporation	163,616
		165,210
	MANAGED HEALTH CARE — 2.54%
3,830	Health Net, Inc. (a)(e)	262,202
3,251	Humana, Inc.	580,336
		842,538
	MOVIES & ENTERTAINMENT — 0.00%
1,932	SFX Entertainment, Inc. (a)	367

	MULTI-LINE INSURANCE — 2.82%
15,064	American International Group, Inc. (e)	933,516

	OIL & GAS EQUIPMENT & SERVICES — 2.01%
2,546	Baker Hughes, Inc.	117,498
8,663	Cameron International Corporation (a)	547,501
		664,999
	OIL & GAS EXPLORATION & PRODUCTION — 1.00%
6,800	Anadarko Petroleum Corporation (e)	330,344

	OIL & GAS REFINING & MARKETING — 0.06%
784	Northern Tier Energy LP	20,274

	OIL & GAS STORAGE & TRANSPORTATION — 1.22%
10,259	The Williams Companies, Inc. (e)	263,656
5,030	Williams Partners LP	140,086
		403,742

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL

SCHEDULE OF INVESTMENTS (continued)
December 31, 2015

Shares		Value

	PACKAGED FOODS & MEATS — 0.49%
1,792	Keurig Green Mountain, Inc.	$161,244

	PHARMACEUTICALS — 0.52%
200	Allergan plc (a)(b)	62,500
200	Perrigo Company plc (b)	28,940
2,500	Pfizer, Inc.	80,700
		172,140
	PROPERTY & CASUALTY INSURANCE — 3.48%
8,687	The Chubb Corporation	1,152,244

	REGIONAL BANKS — 0.86%
26,163	First Niagara Financial Group, Inc.	283,868

	REINSURANCE — 3.29%
7,807	PartnerRe Ltd. (b)	1,090,950

	REITs — 2.23%
6,022	BioMed Realty Trust, Inc. (e)	142,661
3,885	Equity Commonwealth (a)	107,731
10,317	NorthStar Realty Finance Corporation	175,699
15,209	Starwood Property Trust, Inc.	312,697
		738,788
	SEMICONDUCTORS — 7.10%
6,415	Atmel Corporation	55,233
21,187	Broadcom Corporation Class A (e)	1,225,032
312	EZchip Semiconductor Ltd. (a)(b)	7,713
4,400	Fairchild Semiconductor International, Inc. (a)	91,124
13,260	KLA-Tenor Corporation	919,581
4,652	PMC-Sierra, Inc. (a)	54,056
		2,352,739
	SPECIALTY CHEMICALS — 2.04%
6,800	W.R. Grace & Company (a)(e)	677,212

	TECHNOLOGY HARDWARE,
	STORAGE & PERIPHERALS — 1.94%
24,992	EMC Corporation (e)	641,795

	TRUCKING — 1.77%
41,300	Hertz Global Holdings, Inc. (a)(e)	587,699

	WIRELESS TELECOMMUNICATION SERVICES — 1.78%
15,100	T-Mobile U.S., Inc. (a)(e)	590,712
	TOTAL COMMON STOCKS (Cost $22,777,130)	22,155,191

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL

SCHEDULE OF INVESTMENTS (continued)
December 31, 2015

Shares		Value

CONTINGENT VALUE RIGHTS — 0.01%

7,030	Casa Ley, S.A. de C.V. (a)(g)	$3,163
268	Leap Wireless International, Inc. (a)(g)	992
7,030	Property Development Centers LLC (a)(g)	352
	TOTAL CONTINGENT VALUE RIGHTS (Cost $0)	4,507

Principal Amount

CORPORATE BONDS — 5.17% (f)

	Community Health Systems, Inc.
$303,000	8.000%, 11/15/2019	306,787
	Energy Future Intermediate Holding Company LLC
91,244	11.000%, 10/1/2021 (h)	96,947
309,435	11.750%, 3/1/2022 (h)(i)	330,322
	LIN Television Corporation
115,000	5.875%, 11/15/2022	114,713
	The Manitowoc Company, Inc.
252,000	5.875%, 10/15/2022	261,450
	Neptune Finco Corporation
259,000	10.125%, 1/15/2023 (i)	270,655
	Pinnacle Entertainment, Inc.
318,000	7.500%, 4/15/2021	333,105
	TOTAL CORPORATE BONDS (Cost $1,733,970)	1,713,979

Contracts (100 shares per contract)

PURCHASED CALL OPTIONS — 0.00%

	Aetna, Inc.
5	Expiration: January 2016, Exercise Price: $145.00	27
	Avago Technologies Ltd.
5	Expiration: January 2016, Exercise Price: $175.00	25
		52
PURCHASED PUT OPTIONS — 0.63%

	Air Products and Chemicals, Inc.
7	Expiration: March 2016, Exercise Price: $115.00	962
	American International Group, Inc.
64	Expiration: February 2016, Exercise Price: $57.50	4,672
	Anadarko Petroleum Corporation
45	Expiration: January 2016, Exercise Price: $45.00	2,610
	Bayer AG
5	Expiration: January 2016, Exercise Price: EUR 100.00 (f)	49
4	Expiration: February 2016, Exercise Price: EUR 94.00 (f)	117

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL

SCHEDULE OF INVESTMENTS (continued)
December 31, 2015

Contracts (100 shares per contract)		Value

	CBS Corporation Class B
11	Expiration: March 2016, Exercise Price: $37.50	$352
73	Expiration: March 2016, Exercise Price: $40.00	3,650
	Charter Communications, Inc. Class A
6	Expiration: January 2016, Exercise Price: $210.00	16,410
	DISH Network Corporation Class A
94	Expiration: January 2016, Exercise Price: $50.00	705
	The Dow Chemical Company
40	Expiration: January 2016, Exercise Price: $44.00	240
9	Expiration: January 2016, Exercise Price: $45.00	72
62	Expiration: March 2016, Exercise Price: $43.00	3,286
	E.I. Du Pont de Nemours & Company
3	Expiration: January 2016, Exercise Price: $50.00	22
10	Expiration: January 2016, Exercise Price: $60.00	125
17	Expiration: April 2016, Exercise Price: $55.00	1,301
	General Electric Company
65	Expiration: January 2016, Exercise Price: $26.00	32
10	Expiration: March 2016, Exercise Price: $27.00	195
	General Motors Company
16	Expiration: January 2016, Exercise Price: $28.00	64
9	Expiration: January 2016, Exercise Price: $29.00	41
12	Expiration: January 2016, Exercise Price: $31.00	120
7	Expiration: January 2016, Exercise Price: $32.00	119
116	Expiration: March 2016, Exercise Price: $31.00	7,308
	Hertz Global Holdings, Inc.
197	Expiration: January 2016, Exercise Price: $15.00	18,715
130	Expiration: March 2016, Exercise Price: $12.00	5,200
	Huntsman Corporation
206	Expiration: January 2016, Exercise Price: $10.00	2,266
	iShares iBoxx $High Yield Corporate Bond ETF
62	Expiration: June 2016, Exercise Price: $77.00	14,570
	Johnson Controls, Inc.
12	Expiration: January 2016, Exercise Price: $36.00	150
77	Expiration: January 2016, Exercise Price: $38.00	2,464
	Keurig Green Mountain, Inc.
2	Expiration: March 2016, Exercise Price: $85.00	379
	MGM Resorts International
49	Expiration: January 2016, Exercise Price: $17.00	74
76	Expiration: March 2016, Exercise Price: $18.00	1,748
	NorthStar Realty Financial Corporation
93	Expiration: March 2016, Exercise Price: $13.00	1,395

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL

SCHEDULE OF INVESTMENTS (continued)
December 31, 2015

Contracts (100 shares per contract)		Value

	Pfizer, Inc.
8	Expiration: February 2016, Exercise Price: $28.00	$80
12	Expiration: February 2016, Exercise Price: $29.00	192
	SPDR S&P 500 ETF Trust
28	Expiration: January 2016, Exercise Price: $200.00	3,724
4	Expiration: January 2016, Exercise Price: $204.00	1,020
29	Expiration: January 2016, Exercise Price: $205.00	8,584
42	Expiration: March 2016, Exercise Price: $175.00	5,649
42	Expiration: March 2016, Exercise Price: $195.00	17,724
	Starwood Hotels & Resorts Worldwide, Inc.
14	Expiration: January 2016, Exercise Price: $63.70	217
4	Expiration: January 2016, Exercise Price: $64.90	84
9	Expiration: February 2016, Exercise Price: $55.00	176
	T-Mobile U.S., Inc.
114	Expiration: January 2016, Exercise Price: $36.00	3,021
	VMware, Inc.
18	Expiration: September 2016, Exercise Price: $95.00	72,000
	W.R. Grace & Company
51	Expiration: March 2016, Exercise Price: $90.00	7,650
		209,534
	TOTAL PURCHASED OPTIONS (Cost $291,896)	209,586

Principal Amount

ESCROW NOTES — 0.03%

$7,668	AMR Corporation (a)(d)(g)	9,968
	TOTAL ESCROW NOTES (Cost $4,196)	9,968

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL

SCHEDULE OF INVESTMENTS (continued)
December 31, 2015

Shares		Value

SHORT-TERM INVESTMENTS — 23.52%

1,667,821	BlackRock Liquidity Funds TempFund Portfolio,
	Institutional Share Class, 0.29% (c)	$1,667,821
2,043,000	Fidelity Institutional Government Portfolio,
	Institutional Share Class, 0.12% (c)(e)	2,043,000
2,043,000	Goldman Sachs Financial Square Money Market Fund,
	Institutional Share Class, 0.30% (c)(e)	2,043,000
2,043,000	The Liquid Asset Portfolio,
	Institutional Share Class, 0.29% (c)(e)	2,043,000
	TOTAL SHORT-TERM INVESTMENTS (Cost $7,796,821)	7,796,821
	TOTAL INVESTMENTS
	(Cost $32,604,013) — 96.19%	31,890,052
	OTHER ASSETS IN EXCESS OF LIABILITIES — 3.81%	1,262,665
	TOTAL NET ASSETS — 100.00%	$33,152,717

ADR – American Depository Receipt
ETF – Exchange-Traded Fund
EUR – Euro
plc – Public Limited Company
REITs – Real Estate Investment Trusts
(a)	Non-income producing security.
(b)	Foreign security.
(c)	The rate quoted is the annualized seven-day yield as of December 31, 2015.
(d)	Security fair valued by the Valuation Group in good faith in accordance with the policies adopted by the Board of Trustees.
(e)	All or a portion of the shares have been committed as collateral for open securities sold short, written option contracts, swap contacts, and forward currency exchange contracts.
(f)	Level 2 Security. Please see Note 2 in the Notes to the Financial Statements.
(g)	Level 3 Security. Please see Note 2 in the Notes to the Financial Statements.
(h)	Default or other conditions exist and the security is not presently accruing income.
(i)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. As of December 31, 2015, these securities represent 1.81% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL

SCHEDULE OF SECURITIES SOLD SHORT
December 31, 2015

Shares		Value

COMMON STOCKS — 14.85%

	AIRLINES — 0.05%
402	American Airlines Group, Inc.	$17,025

	BANKS — 0.71%
17,790	KeyCorp	234,650

	COMMERCIAL SERVICES — 0.00%
8	Global Payments, Inc.	516

	COMMUNICATIONS EQUIPMENT — 0.10%
1,122	ARRIS Group, Inc. (b)(c)	34,356

	ENERGY EQUIPMENT & SERVICES — 1.30%
6,205	Schlumberger Ltd. (a)	432,799

	HEALTHCARE FACILITIES & SERVICES — 0.08%
392	Centene Corporation	25,798

	HOTELS, RESORTS & CRUISE LINES — 0.36%
750	Interval Leisure Group, Inc.	11,707
1,616	Marriott International, Inc. Class A	108,337
		120,044
	HOUSEWARES — 0.83%
6,205	Newell Rubbermaid, Inc.	273,516

	INSURANCE- 1.84%
5,228	ACE Ltd. (a)	610,892

	INTERNET SOFTWARE & SERVICES — 3.45%
11,644	Alibaba Group Holding Ltd. — ADR	946,308
656	Equinix, Inc. (b)(c)	196,616
		1,142,924
	MEDIA — 1.58%
2,852	Charter Communications, Inc. Class A	522,201

	OIL & GAS EQUIPMENT & SERVICES — 0.26%
2,515	Halliburton Company	85,611

	OIL & GAS & CONSUMABLE FUELS — 0.72%
13,310	Energy Transfer Equity LP	182,879
1,030	Royal Dutch Shell plc Class B — ADR	47,421
234	Western Refining, Inc.	8,335
		238,635

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL

SCHEDULE OF SECURITIES SOLD SHORT (continued)
December 31, 2015

Shares		Value

	SEMICONDUCTORS — 3.47%
4,225	Avago Technologies Ltd.	$613,259
6,635	Lam Research Corporation	526,952
359	Microsemi Corporation	11,700
		1,151,911
	SOFTWARE — 0.10%
571	VMware Inc. Class A	32,301
	TOTAL SECURITIES SOLD SHORT (Proceeds $4,799,057)	$4,923,179

ADR –  American Depository Receipt
plc –  Public Limited Company
(a)	Foreign security.
(b)	Security fair valued by the Valuation Group in good faith in accordance with the policies adopted by the Board of Trustees.
(c)	Level 2 Security. Please see Note 2 in the Notes to the Financial Statements.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL

SCHEDULE OF OPTIONS WRITTEN
December 31, 2015

Contracts (100 shares per contract)		Value

CALL OPTIONS WRITTEN
	Aetna, Inc.
5	Expiration: January 2016, Exercise Price: $100.00	$4,375
	Air Products and Chemicals, Inc.
9	Expiration: March 2016, Exercise Price: $125.00	8,460
	Airgas, Inc.
11	Expiration: January 2016, Exercise Price: $140.00	137
2	Expiration: January 2016, Exercise Price: $145.00	20
	Allergan plc
2	Expiration: January 2016, Exercise Price: $285.00	6,000
	American International Group, Inc.
21	Expiration: February 2016, Exercise Price: $60.00	6,982
125	Expiration: February 2016, Exercise Price: $62.50	22,250
	Anadarko Petroleum Corporation
51	Expiration: January 2016, Exercise Price: $52.50	3,060
17	Expiration: January 2016, Exercise Price: $67.50	85
	AT&T, Inc.
39	Expiration: January 2016, Exercise Price: $34.00	1,950
	Bayer AG
5	Expiration: January 2016, Exercise Price: EUR 110.00 (a)	3,477
4	Expiration: January 2016, Exercise Price: EUR 115.00 (a)	1,174
5	Expiration: February 2016, Exercise Price: EUR 105.00 (a)	6,466
	CBS Corporation Class B
14	Expiration: March 2016, Exercise Price: $42.50	7,840
62	Expiration: March 2016, Exercise Price: $45.00	23,250
12	Expiration: March 2016, Exercise Price: $47.50	2,526
	Charter Communications, Inc. Class A
6	Expiration: January 2016, Exercise Price: $210.00	75
	DISH Network Corporation Class A
94	Expiration: January 2016, Exercise Price: $55.00	27,260
	The Dow Chemical Company
50	Expiration: January 2016, Exercise Price: $49.00	16,000
11	Expiration: January 2016, Exercise Price: $50.00	2,288
77	Expiration: March 2016, Exercise Price: $48.00	37,922
	E.I. Du Pont de Nemours & Company
13	Expiration: January 2016, Exercise Price: $67.50	1,228
20	Expiration: April 2016, Exercise Price: $62.50	12,650
	E.ON SE
6	Expiration: January 2016, Exercise Price: EUR 8.50 (a)	346
	EMC Corporation
19	Expiration: January 2016, Exercise Price: $25.00	1,719

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL

SCHEDULE OF OPTIONS WRITTEN (continued)
December 31, 2015

Contracts (100 shares per contract)		Value

	Energy Transfer Equity LP
5	Expiration: January 2016, Exercise Price: $10.00	$1,870
	General Electric Company
12	Expiration: March 2016, Exercise Price: $30.00	2,022
	General Motors Company
19	Expiration: January 2016, Exercise Price: $34.00	1,349
145	Expiration: March 2016, Exercise Price: $35.00	15,225
	Halliburton Company
5	Expiration: February 2016, Exercise Price: $30.00	2,363
	Health Net, Inc.
32	Expiration: January 2016, Exercise Price: $62.50	19,200
	Hertz Global Holdings, Inc.
201	Expiration: January 2016, Exercise Price: $17.00	1,608
50	Expiration: January 2016, Exercise Price: $18.00	125
162	Expiration: March 2016, Exercise Price: $14.00	21,870
	Humana, Inc.
15	Expiration: January 2016, Exercise Price: $170.00	14,775
7	Expiration: January 2016, Exercise Price: $175.00	3,605
4	Expiration: February 2016, Exercise Price: $150.00	12,420
	Huntsman Corporation
228	Expiration: January 2016, Exercise Price: $13.00	1,140
	Johnson Controls, Inc.
15	Expiration: January 2016, Exercise Price: $40.00	750
96	Expiration: January 2016, Exercise Price: $43.00	192
	Keurig Green Mountain, Inc.
4	Expiration: January 2016, Exercise Price: $92.50	148
1	Expiration: March 2016, Exercise Price: $95.00	50
	King Digital Entertainment plc
109	Expiration: February 2016, Exercise Price: $18.00	273
	MGM Resorts International
55	Expiration: January 2016, Exercise Price: $21.00	10,478
31	Expiration: March 2016, Exercise Price: $20.00	10,230
58	Expiration: March 2016, Exercise Price: $21.00	15,283
	NorthStar Realty Financial Corporation
93	Expiration: March 2016, Exercise Price: $16.00	15,578
	Perrigo Company plc
2	Expiration: February 2016, Exercise Price: $150.00	860
	Pfizer, Inc.
10	Expiration: February 2016, Exercise Price: $31.00	1,680
15	Expiration: February 2016, Exercise Price: $33.00	675
	Royal Dutch Shell plc Class B
1	Expiration: January 2016, Exercise Price: GBP 15.00 (a)	929

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL

SCHEDULE OF OPTIONS WRITTEN (continued)
December 31, 2015

Contracts (100 shares per contract)		Value

	Sirius XM Holdings, Inc.
184	Expiration: January 2016, Exercise Price: $4.00	$2,208
101	Expiration: February 2016, Exercise Price: $4.00	1,818
	SPX FLOW, Inc.
6	Expiration: January 2016, Exercise Price: $22.50	3,246
	Starwood Hotels & Resorts Worldwide, Inc.
14	Expiration: January 2016, Exercise Price: $67.40	3,647
9	Expiration: January 2016, Exercise Price: $68.70	1,458
10	Expiration: February 2016, Exercise Price: $62.50	7,750
	T-Mobile U.S., Inc.
142	Expiration: January 2016, Exercise Price: $38.00	26,625
9	Expiration: February 2016, Exercise Price: $40.00	1,368
	Vivendi SA
30	Expiration: January 2016, Exercise Price: EUR 19.00 (a)	3,130
34	Expiration: January 2016, Exercise Price: EUR 19.50 (a)	2,143
39	Expiration: February 2016, Exercise Price: EUR 20.00 (a)	2,077
	W.R. Grace & Company
21	Expiration: March 2016, Exercise Price: $97.50	11,970
47	Expiration: March 2016, Exercise Price: $100.00	19,505
	Williams Partners LP
2	Expiration: January 2016, Exercise Price: $22.50	1,070
6	Expiration: January 2016, Exercise Price: $25.00	1,710
		441,963
PUT OPTIONS WRITTEN

	iShares iBoxx $High Yield Corporate Bond ETF
62	Expiration: June 2016, Exercise Price: $72.00	7,223
	SPDR S&P 500 ETF Trust
14	Expiration: January 2016, Exercise Price: $190.00	371
37	Expiration: January 2016, Exercise Price: $195.00	2,146
84	Expiration: March 2016, Exercise Price: $185.00	19,740
		29,480
	TOTAL OPTIONS WRITTEN (Premiums received $636,492)	$471,443

ETF – Exchange-Traded Fund
EUR – Euro
GBP – British Pound
plc – Public Limited Company
(a)	Level 2 Security. Please see Note 2 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL

SCHEDULE OF FORWARD CURRENCY EXCHANGE CONTRACTS*
December 31, 2015

			USD Value at			USD Value at	Unrealized
Settlement	Currency to		December 31,	Currency to		December 31,	Appreciation
Date	be Delivered		2015	be Received		2015	(Depreciation)**
1/7/16	187,730	AUD	$136,754	134,521	USD	$134,521	$(2,233)
1/7/16	73,754	USD	73,754	103,947	AUD	75,721	1,967
2/10/16	31,100	AUD	22,615	22,642	USD	22,642	27
2/10/16	23,474	USD	23,474	32,749	AUD	23,814	340
3/15/16	162,486	AUD	117,959	117,022	USD	117,022	(937)
1/19/16	9,352	EUR	10,168	10,029	USD	10,029	(139)
1/19/16	4,572	USD	4,572	4,252	EUR	4,623	51
1/20/16	143,924	EUR	156,489	158,353	USD	158,353	1,864
1/20/16	164,003	USD	164,003	143,924	EUR	156,489	(7,514)
1/29/16	165,692	EUR	180,198	181,680	USD	181,680	1,482
1/29/16	11,939	USD	11,939	11,000	EUR	11,963	24
2/19/16	213,100	EUR	231,882	231,635	USD	231,635	(247)
2/19/16	6,394	USD	6,394	5,850	EUR	6,366	(28)
4/21/16	140,272	EUR	152,911	157,978	USD	157,978	5,067
4/21/16	119,313	USD	119,313	106,072	EUR	115,630	(3,683)
1/4/16	90,664	GBP	133,659	136,758	USD	136,758	3,099
1/4/16	134,500	USD	134,500	90,664	GBP	133,659	(841)
1/28/16	90,664	GBP	133,667	134,505	USD	134,505	838
2/23/16	96,278	GBP	141,947	147,406	USD	147,406	5,459
3/23/16	184,411	GBP	271,897	279,612	USD	279,612	7,715
3/23/16	608	USD	608	394	GBP	581	(27)
4/21/16	102,792	GBP	151,575	159,427	USD	159,427	7,852
10/4/16	42,020	GBP	62,026	63,430	USD	63,430	1,404
			$2,442,304			$2,463,844	$21,540

AUD – Australian Dollar
EUR – Euro
GBP – British Pound
USD – U.S. Dollar
*	JPMorgan Chase & Co., Inc. is the counterparty for all open forward currency exchange contracts held by the Fund as of December 31, 2015.
**	Unrealized appreciation is a receivable and unrealized depreciation is a payable.

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL

SCHEDULE OF SWAP CONTRACTS
December 31, 2015

				Unrealized
Termination				Appreciation	Counter-
Date	Security	Shares	Notional	(Depreciation)*	party
LONG TOTAL RETURN SWAP CONTRACTS
12/9/16	Alcatel-Lucent,
	4.250%, 7/1/2018	2,900	$11,194	$305	JPM
9/8/16	Amlin plc	14,370	144,357	(3,854)	JPM
8/26/16	Asciano Ltd.	11,925	71,309	4,609	JPM
7/27/16	AT&T, Inc.	7,790	242,875	25,085	JPM
4/30/16	Bayer AG	1,400	183,908	(7,805)	JPM
4/8/16	BG Group plc	40,778	707,105	(115,240)	JPM
7/22/16	BG Group plc	2,636	37,995	259	BAML
10/5/16	CBS Corporation Class B	6,053	238,912	46,009	BAML
12/16/16	E.ON SE	600	5,460	362	JPM
9/30/16	General Motors Company	12,000	349,800	57,798	BAML
4/24/16	Pace plc (a)	31,150	192,093	6,173	JPM
5/19/16	Pace plc (a)	37,273	209,676	27,314	BAML
12/7/16	SABMiller plc	955	57,899	(623)	JPM
6/2/16	Telecity Group plc (a)	17,956	298,399	31,550	BAML
9/11/16	TNT Express NV	4,275	34,805	1,369	JPM
11/30/16	Veda Group Ltd.	57,517	114,930	2,375	JPM
6/29/16	Vivendi SA	10,583	251,483	(23,178)	JPM

SHORT TOTAL RETURN SWAP CONTRACTS
4/24/16	ARRIS Group, Inc. (a)	(2,502)	(88,110)	11,499	JPM
5/19/16	ARRIS Group, Inc. (a)	(762)	(25,578)	2,236	BAML
11/19/16	Dialog Semiconductors plc (a)	(717)	(26,185)	2,132	JPM
12/9/16	Nokia Oyj	(1,596)	(11,330)	(109)	JPM
12/18/16	Royal Dutch Shell plc Class A	(340)	(8,387)	738	JPM
12/18/16	Royal Dutch Shell plc Class A	(3)	(69)	2	BAML
4/8/16	Royal Dutch Shell plc Class B	(17,742)	(535,368)	131,820	JPM
7/22/16	Royal Dutch Shell plc Class B	(1,174)	(26,483)	(222)	BAML
				$200,604
BAML – Bank of America Merrill Lynch & Co., Inc.
JPM – JPMorgan Chase & Co., Inc.
plc – Public Limited Company
*	Based on the net swap value held at each counterparty, unrealized appreciation is a receivable and unrealized depreciation is a payable.
(a)	Security fair valued by the Valuation Group in good faith in accordance with the policies adopted by the Board of Trustees.

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

ASSETS:
Investments, at value (Cost $32,604,013)		$31,890,052
Cash held in foreign currency (Cost $52)		49
Receivable from brokers		4,799,057
Deposits at brokers		1,700,725
Receivable for forward currency exchange contracts		21,540
Receivable for swap contracts		200,604
Receivable for investments sold		42,275
Dividends and interest receivable		59,964
Receivable for Fund shares issued		5,064
Prepaid expenses and other receivables		681
Total Assets		38,720,011
LIABILITIES:
Securities sold short, at value (proceeds of $4,799,057)	$4,923,179
Written option contracts, at value
(premiums received $636,492)	471,443
Accrued expenses and other liabilities	100,572
Payable for investments purchased	36,371
Payable to the investment adviser	17,342
Dividends and interest payable	13,347
Payable for closed swap contracts	2,761
Payable for fund shares redeemed	1,895
Payable for compliance fees	384
Total Liabilities		5,567,294
NET ASSETS		$33,152,717

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL

STATEMENT OF ASSETS AND LIABILITIES (continued)
December 31, 2015

NET ASSETS CONSISTS OF:
Accumulated undistributed net investment income		$11,643
Accumulated net realized loss on investments, securities
sold short, written option contracts expired or closed,
swap contracts, foreign currency translation
and forward currency exchange contracts		(495,471)
Net unrealized appreciation (depreciation) on:
Investments	$(713,961)
Securities sold short	(124,122)
Written option contracts	165,049
Forward currency exchange contracts	21,540
Swap contracts	200,604
Foreign currency translation	(3)
Net unrealized depreciation		(450,893)
Paid-in capital		34,087,438
Total Net Assets		$33,152,717
NET ASSET VALUE and offering price per share*
($33,152,717 / 3,165,519 shares of
beneficial interest outstanding)		$10.47

*	The redemption price per share may vary based on the length of time a shareholder holds Fund shares.

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015

INVESTMENT INCOME:
Interest		$79,409
Dividend income on long positions
(net of foreign withholding taxes of $1,495)		320,543
Total investment income		399,952
EXPENSES:
Investment advisory fees	$384,734
Professional fees	88,975
Transfer agent and shareholder servicing agent fees	76,731
Fund accounting expenses	49,666
Administration fees	29,220
Miscellaneous expenses	13,465
Reports to shareholders	10,074
Custody fees	9,916
Trustees’ fees and expenses	6,208
Compliance fees	1,223
Federal and state registration fees	1,174
Borrowing expenses on securities sold short	25,449
Dividends on securities sold short	93,839
Total expenses before expense waiver by adviser		790,674
Less: Expense reimbursed by Adviser (Note 3)		(240,484)
Net expenses		550,190
NET INVESTMENT LOSS		(150,238)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments	(616,928)
Securities sold short	(231,115)
Written option contracts expired or closed	1,057,486
Forward currency exchange contracts	215,013
Swap contracts	(267,128)
Foreign currency translation	(17,217)
Net realized gain		140,111
Change in unrealized appreciation (depreciation) on:
Investments	(1,079,097)
Securities sold short	326,138
Written option contracts	211,452
Forward currency exchange contracts	(49,732)
Swap contracts	203,631
Foreign currency translation	(1,371)
Net unrealized depreciation		(388,979)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS		(248,868)
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS		$(399,106)

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014

Net investment income (loss)	$(150,238)	$518,896
Net realized gain on investments,
securities sold short, written option contracts
expired or closed, swap contracts, foreign
currency translation and forward
currency exchange contracts	140,111	327,877
Change in unrealized depreciation on investments,
securities sold short, written option contracts,
swap contracts, foreign currency translation
and forward currency exchange contracts	(388,979)	(608,040)
Net increase (decrease) in net assets
resulting from operations	(399,106)	238,733

Distributions to shareholders from: (Note 5)
Net investment income	(709,107)	(293,878)
Net realized gains	(219,497)	(117,999)
Total dividends and distributions	(928,604)	(411,877)
Net increase in net assets from
capital share transactions (Note 4)	11,626,736	3,948,643
Net increase in net assets	10,299,026	3,775,499

NET ASSETS:
Beginning of year	22,853,691	19,078,192
End of year (including accumulated
undistributed net investment income of
$11,643 and $666,851, respectively)	$33,152,717	$22,853,691

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL

FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout each year.

	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Data:
Net Asset Value, beginning of year	$10.87	$10.92	$10.54	$10.44	$11.03
Income from investment operations:
Net investment income (loss)(1)	(0.05)	0.26	0.02	(0.04)	(0.13)
Net realized and unrealized
gain (loss) on investments	(0.05)	(0.11)	0.39	0.30	0.23
Total from investment operations	(0.10)	0.15	0.41	0.26	0.10
Less distributions:
Distributions From net
investment income	(0.23)	(0.14)	(0.03)	—	—
Distributions From net
realized gains	(0.07)	(0.06)	—	(0.16)	(0.69)
Total dividends and distributions	(0.30)	(0.20)	(0.03)	(0.16)	(0.69)
Net Asset Value, end of year	$10.47	$10.87	$10.92	$10.54	$10.44
Total Return	(0.90)%	1.37%	3.88%	2.52%	0.87%
Supplemental data and ratios:
Net assets, end of year (000’s)	$33,153	$22,854	$19,078	$14,384	$14,326
Ratio of gross expenses
to average net assets:
Before expense waiver	2.57%	2.80%	2.96%	3.06%	3.44%
After expense waiver	1.79%	1.74%	1.65%	1.92%	2.19%
Ratio of dividends on short
positions and borrowing expense
on securities sold short to
average net assets	0.39%	0.34%	0.25%	0.52%	0.79%
Ratio of expenses to
average net assets excluding
dividends on short positions and
borrowing expense
on securities sold short	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income
(loss) to average net assets:
Before expense waiver	(1.27)%	1.33%	(1.15)%	(1.57)%	(2.44)%
After expense waiver	(0.49)%	2.39%	0.16%	(0.43)%	(1.19)%
Portfolio turnover rate(2)	167%	154%	196%	269%	273%

(1)	Net investment income (loss) per share has been calculated based on average shares outstanding during the year.
(2)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions). The denominator includes the average long positions throughout the year.

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2015
Note 1 — ORGANIZATION

The Merger Fund VL (the “Fund”) is a no-load, open-end, diversified investment company organized as a statutory trust under the laws of Delaware on November 22, 2002, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on May 26, 2004. In a transaction that closed on December 31, 2010, Westchester Capital Management, Inc. transferred substantially all of its business and assets to Westchester Capital Management, LLC (the “Adviser”), which became the Fund’s investment adviser. Therefore, the performance information included herein for periods prior to 2011 reflects the performance of Westchester Capital Management, Inc. Roy Behren and Michael Shannon, the Fund’s current portfolio managers, assumed portfolio management duties for the Fund in January 2007. The investment objective of the Fund is to seek to achieve capital growth by engaging in merger arbitrage. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. The Fund’s shares are currently offered only to separate accounts funding variable annuity and variable life insurance contracts. At December 31, 2015, 99.5% of the shares outstanding of the Fund were owned by five insurance companies. Activities of these shareholders may have a significant effect on the operations of the Fund.

Note 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 – Investment Companies. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

A.   Investment Valuation

The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all pricing procedures followed by the Fund.

The Merger Fund VL

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity securities that trade on an exchange will typically be valued based on the last reported sale price. Securities listed on NASDAQ are typically valued using the NASDAQ Official Closing Price. The securities valued using quoted prices in active markets are classified as Level 1 investments. If, on a particular day, an exchange-listed security does not trade, then the mean between the closing bid and asked prices will typically be used to value the security. These securities are classified as Level 2 investments. Fixed income securities having a maturity of greater than 60 days are typically valued based on evaluations provided by a pricing vendor approved by the Board of Trustees of the Fund (the “Board” or “Trustees”). These are classified as Level 2 investments.

Exchange-traded options are typically valued at the higher of the intrinsic value of the option (i.e., what the Fund would pay or can receive upon the option being exercised) or the last reported composite sale price when such sale falls between the bid and asked prices. When the last sale of an exchange-traded option is outside the bid and asked prices, the Fund will typically value the option at the higher of the intrinsic value of the option or the mean between the last reported bid and asked prices. Options for which there is an active market are classified as Level 1 investments, but options not listed on an exchange are classified as Level 2 investments. Investments in United States government securities (other than short-term securities) are valued at the mean between the 4:00 PM New York time bid and asked prices supplied by a third party vendor. Investments in registered open-end investment companies are typically valued at their reported NAV per share. Short-term fixed-income securities having a maturity of less than 60 days are valued at market quotations or based on valuations supplied by a third party pricing service. If a reliable price from a third party pricing service is unavailable, amortized cost may be used if it is determined that the instrument’s amortized cost value represents approximately the fair value of the security. Forward currency contracts are valued daily at the prevailing forward exchange rate. These securities are generally classified as Level 2. Total return swap prices are determined using the same methods as would be used to price the underlying security. These securities are generally classified as Level 2.

The Fund typically fair values securities and assets for which (a) market quotations are not readily available or (b) market quotations are believed to be unrepresentative of market value. For example, a Fund may fair value a security that primarily trades on an exchange that closes before the NYSE if a significant event occurs after the close of the exchange on which the security primarily trades but before the NYSE closes. Fair

The Merger Fund VL

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015
Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

valuations are determined in good faith by the Valuation Group (the “Valuation Group”), a committee comprised of persons who are officers of the Fund or representatives of the Adviser, acting pursuant to procedures adopted by the Board. When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. In addition, due to the subjective nature of fair-value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sales. These securities are generally classified as Level 2 or 3 depending on the inputs as described below. At December 31, 2015, securities fair valued in good faith based on the absolute value of long and short investments, and unrealized appreciation (depreciation) of swap contracts represented 0.97% of net assets.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical securities.
Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	Significant unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable Fund assets and liabilities by level within the fair value hierarchy for the Fund as of December 31, 2015. These assets and liabilities are measured on a recurring basis.

The Merger Fund VL

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$22,155,191	$—	$—	$22,155,191
Contingent Value Rights	—	—	4,507	4,507
Corporate Bonds	—	1,713,979	—	1,713,979
Purchased Options Contracts	209,420	166	—	209,586
Escrow Notes	—	—	9,968	9,968
Short-Term Investments	7,796,821	—	—	7,796,821
Forward Currency
Exchange Contracts**	—	21,540	—	21,540
Swap Contracts**	—	200,604	—	200,604
Total	$30,161,432	$1,936,289	$14,475	$32,112,196
Liabilities
Common Stocks Sold Short*	$4,692,207	$230,972	$—	$4,923,179
Written Option Contracts	451,701	19,742	—	471,443
Total	$5,143,908	$250,714	$—	$5,394,622

*	Please refer to the Schedule of Investments and Schedule of Securities Sold Short to view common stocks segregated by industry type.
**	Swap contracts and forward currency exchange contracts are valued at the net unrealized appreciation (depreciation) on the instrument.

The Level 2 securities are priced using inputs such as current yields, discount rates, credit quality, yields on comparable securities, trading volume, maturity date, market bid and asked prices, prices on comparable securities and other significant inputs. Level 3 securities are valued by brokers using broker quotes or such other pricing sources or data as are permitted by the Fund’s pricing procedures. At December 31, 2015, the value of these securities was approximately $14,475. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs as described in Note 2 A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of broker due diligence, unchanged price review and consideration of macro or security specific event.

There were no transfers into or out of Level 1, 2 or 3 securities during the year. Transfers are recorded at the end of the reporting period.

The Merger Fund VL

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Level 3 Reconciliation Disclosure

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Contingent Value Rights	Escrow Notes	Total Investment
Balance as of December 31, 2014	$837	$15,911	$16,748
Purchases on Investments	—	—	—
(Sales) of Investments	—	—	—
Transfers Into Level 3	—	—	—
(Transfers Out) of Level 3	—	—	—
Change in Unrealized
Appreciation (Depreciation)	3,670	(5,943)	(2,273)
Balance as of December 31, 2015	$4,507	$9,968	$14,475

The realized and unrealized gains and losses from Level 3 transactions are included with the net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, respectively. The net change in unrealized appreciation (depreciation) on investments related to Level 3 securities held by the Fund at December 31, 2015 totals $(2,273).

B.  Securities Sold Short

The Fund sells securities or currencies short for economic hedging purposes or any other investment purpose. For financial statement purposes, an amount equal to the settlement amount is initially included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities or currencies sold, but not yet purchased, may require purchasing the securities or currencies at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. Short sale transactions result in off balance sheet risk because the ultimate obligation may exceed the related amounts shown in the Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

The Fund is liable for any dividends payable on securities while those securities are sold short. Until the security is replaced, the Fund is required to pay to the lender any income earned, which is recorded as an expense by the Fund. The Fund segregates liquid assets in an amount equal to the market value of securities sold short, which is reflected in the Schedule of Investments. These assets are required to be adjusted daily to reflect changes in the value of the securities or currencies sold short.

The Merger Fund VL

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Transactions with Brokers

The Fund’s receivables from brokers for proceeds on securities sold short and deposits at brokers for securities sold short are with two securities dealers. The Fund does not require the brokers to maintain collateral in support of the receivables from the brokers for proceeds on securities sold short. The Fund is required by the brokers to maintain collateral at the brokers for securities sold short. The receivable from brokers on the Statement of Assets and Liabilities represents the collateral for securities sold short. The Fund maintains cash deposits at brokers beyond the receivables for short sales.

The Fund’s equity swap contracts’ and forward currency exchange contracts’ cash deposits are monitored daily by the Adviser and counterparty. Cash deposits by the Fund are presented as deposits at brokers on the Statement of Assets and Liabilities. These transactions may involve market risk in excess of amounts receivable or payable reflected on the Statement of Assets and Liabilities.

D.  Federal Income Taxes

No provision for federal income taxes has been made since the Fund has complied to date with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Fund intends to make all required distributions to avoid federal excise tax.

The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. As of December 31, 2015, open Federal and New York tax years include the tax years ended December 31, 2012 through December 31, 2015. The Fund has no tax examination in progress.

E.  Written Option Contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund writes (sells) put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. When the Fund writes (sells) an option, an amount equal

The Merger Fund VL

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced daily to reflect the current value of the option written. Refer to Note 2 A. for a pricing description. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. These contracts may involve market risk in excess of amounts receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 Q. for further derivative disclosures, and Note 2 O. for further counterparty risk disclosure.

When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized appreciation or depreciation on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the premium originally received decreases the cost basis of the security and the Fund realizes gains or losses from the sale of the underlying security. When a written put option is exercised, the cost of the security acquired is decreased by the premium received for the put.

F.  Purchased Option Contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund purchases put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. When the Fund purchases an option contract, an amount equal to the premium paid is included in the Statement of Assets and Liabilities as an investment, and is subsequently priced daily to reflect the value of the purchased option. Refer to Note 2 A. for a pricing description. Refer to Note 2 Q. for further derivative disclosures, and Note 2 O. for further counterparty risk disclosure.

When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized appreciation or depreciation on the underlying securities that may be held by the Fund. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, the premium paid for the put option increases the cost of the underlying security and a gain or loss is realized from the sale of the underlying security.

The Merger Fund VL

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

G.  Forward Currency Exchange Contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. During the year ended December 31, 2015, the Fund used forward currency exchange contracts to hedge against changes in the value of foreign currencies. The Fund may enter into forward currency exchange contracts obligating the Fund to deliver and receive a currency at a specified future date. Forward contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. Refer to Note 2 A. for a pricing description. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. Refer to Note 2 O. for further counterparty risk disclosure.

The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities. The use of forward currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 Q. for further derivative disclosures.

H.  Equity Swap Contracts

The Fund is subject to equity price risk and interest rate risk in the normal course of pursuing its investment objectives. During the year ended December 31, 2015, the Fund entered into both long and short equity swap contracts with multiple broker-dealers. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract at a rate equal to LIBOR plus an agreed upon spread (generally between 25 to 100 basis points). A short equity swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Fund to receive from the counterparty any depreciation on the security, and to pay to or receive from the counterparty interest on the notional value of the contract at a rate equal to LIBOR less an agreed upon spread (generally between 25 to 100 basis points). Refer to Note 2 A. for a pricing description.

The Merger Fund VL

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Fund may also enter into equity swap contracts whose value may be determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Fluctuations in the value of an open contract are recorded daily as net unrealized appreciation or depreciation. The Fund will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date. Equity swap contracts are typically valued based on market quotations or pricing service evaluations for the underlying reference asset. The Valuation Group monitors the credit quality of the Fund’s counterparties and may adjust the valuation of a swap in the Valuation Group’s discretion due to, among other things, changes in a counterparty’s credit quality.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. Refer to Note 2 O. for further counterparty risk disclosure. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. These contracts may involve market risk in excess of amounts receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 Q. for further derivative disclosures.

I.  Distributions to Shareholders

Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are due primarily to wash sale-loss deferrals, constructive sales, straddle-loss deferrals, adjustments on swap contracts, and unrealized gains or losses on Section 1256 contracts, which were realized, for tax purposes, at the end of the Fund’s fiscal year.

J.  Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include fluctuations in currency exchange rates and adverse political, cultural, regulatory, legal, tax, and economic developments as well as different

The Merger Fund VL

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

custody and/or settlement practices or delayed settlements in some foreign markets. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

K.  Foreign Currency Translations

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences. Foreign currency held as cash by the Fund’s custodian is reported separately on the Statement of Assets and Liabilities and on the Statement of Operations.

L.  Cash and Cash Equivalents

The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities. Temporary cash overdrafts are reported as payable to custodian.

M.  Guarantees and Indemnifications

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund has not historically incurred material expenses in respect of those provisions.

N.  Security Transactions, Investment Income and Expenses

Transactions are recorded for financial statement purposes on the trade date. Realized gains and losses from security transactions are recorded on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which

The Merger Fund VL

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

are recorded as soon as the Fund is informed after the ex-dividend date. Interest is accounted for on the accrual basis and includes amortization of premiums and discounts on the effective interest method. Expenses include $25,449 of borrowing expenses on securities sold short.

O.  Counterparty Risk

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. The counterparty risk for forward currency exchange contracts to the Fund includes the amount of any net unrealized appreciation on the contract. The counterparty risk for equity swap contracts to the Fund includes the risk of loss of the full amount of any net unrealized appreciation on the contract, along with dividends receivable on long equity contracts and interest receivable on short equity contracts. Written and purchased options sold on an exchange expose the Fund to counterparty risk; however, they are exchange traded and the exchange’s clearinghouse guarantees the options against default. Over-the-counter options counterparty risk includes the risk of loss of the full amount of any net unrealized appreciation.

P.  The Right to Offset

Financial assets and liabilities, as well as cash collateral received by the Fund’s counterparties and posted are offset by the respective counterparty, and the net amount is reported in the Statement of Assets and Liabilities when the Fund believes there exists a legally enforceable right to offset the recognized amounts.

Q.  Derivatives

The Fund may utilize derivative instruments such as options, swaps, futures, forward contracts and other instruments with similar characteristics to the extent that they are consistent with the Fund’s investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses.

The Merger Fund VL

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the year ended December 31, 2015, the Fund’s monthly average quantities and notional values are described below:

	Monthly Average	Monthly Average
	Quantity	Notional Value
Purchased Option Contracts	2,223	$263,119
Written Option Contracts	3,450	$782,281
Forward Currency Exchange Contracts	13	$1,551,070
Long Total Return Swap Contracts	273,155	$4,258,587

Statement of Assets and Liabilities

Fair values of derivative instruments as of December 31, 2015:

	Asset Derivatives
	Statement of Assets
Derivatives	and Liabilities Location	Fair Value
Equity Contracts:
Purchased Option Contracts	Investments	$209,586
Swap Contracts	Receivables	200,604
Foreign Exchange Contracts:
Forward Currency Exchange Contracts	Receivables	21,540
Total		$431,730
	Liability Derivatives
	Statement of Assets
Derivatives	and Liabilities Location	Fair Value
Equity Contracts:
Written Option Contracts	Written Option Contracts	$471,443
Total		$471,443

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives

			Forward
	Purchased	Written	Currency
	Option	Option	Exchange	Swap
Derivatives	Contracts*	Contracts	Contracts	Contracts	Total
Equity Contracts	$(447,810)	$1,057,486	$—	$(267,128)	$342,548
Foreign Exchange
Contracts	—	—	215,013	—	215,013
Total	$(447,810)	$1,057,486	$215,013	$(267,128)	$557,561

*	The amounts disclosed are included in the realized gain (loss) on investments.

The Merger Fund VL

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Change in Unrealized Appreciation (Depreciation) on Derivatives

			Forward
	Purchased	Written	Currency
	Option	Option	Exchange	Swap
Derivatives	Contracts*	Contracts	Contracts	Contracts	Total
Equity Contracts	$(1,493)	$211,452	$—	$203,631	$413,590
Foreign Exchange
Contracts	—	—	(49,732)	—	(49,732)
Total	$(1,493)	$211,452	$(49,732)	$203,631	$363,858

*	The amounts disclosed are included in the change in unrealized appreciation (depreciation) on investments.

Note 3 — AGREEMENTS

The Fund’s investment adviser is Westchester Capital Management, LLC pursuant to an investment advisory agreement with the Adviser dated as of January 1, 2011 (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% of the Fund’s average daily net assets. Certain officers of the Fund are also officers of the Adviser. The Advisory Agreement was approved for an initial term of two years and thereafter will remain in effect from year to year provided that such continuance is specifically approved at least annually by the vote of a majority of the Fund’s Trustees who are not interested persons of the Adviser or the Fund or by a vote of a majority of the outstanding voting securities of the Fund. The Adviser has entered into an agreement with the Fund whereby the Adviser has agreed to either reduce all or a portion of its management fee and, if necessary, to bear certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended, but not including brokerage commissions, short dividends, interest expense, taxes, acquired fund fees and expenses or extraordinary expenses) associated with operating the Fund so that the total Annual Fund Operating Expenses do not exceed 1.40% of the Fund’s average daily net assets until December 31, 2016 (the “Expense Waiver and Reimbursement Agreement”). The Expense Waiver and Reimbursement Agreement permits the Adviser to recapture amounts that it waives or absorbs on behalf of the Fund at any time within three years of the end of the fiscal year in which the fee was reduced or waived or the expense was borne provided that doing so would not cause the Fund’s operating expenses for that year, excluding brokerage commissions, short dividends, interest expense, taxes, acquired fund fees and expenses or extraordinary expenses, to exceed 1.40%. The Expense Waiver and Reimbursement Agreement may be terminated at anytime by the Board. For the year ended December 31, 2015, the Adviser waived $240,484 of advisory fees to the Fund.

The Merger Fund VL

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015

Note 3 — AGREEMENTS (continued)

Reimbursed expenses subject to potential recovery by year of expiration are as follows:

Year of Expiration	Potential Recovery
12/31/16	$216,693
12/31/17	$229,465
12/31/18	$240,484

U.S. Bancorp Fund Services, LLC, a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as transfer agent, administrator, accountant, dividend paying agent and shareholder servicing agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

Note 4 — SHARES OF BENEFICIAL INTEREST

The Board of Trustees has the authority to issue an unlimited amount of shares of beneficial interest without par value.

Changes in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	December 31, 2015		December 31, 2014
	Shares	Amount	Shares	Amount
Issued	1,593,362	$17,459,809	676,452	$7,503,331
Issued as reinvestment
of dividends	88,777	928,604	37,856	411,877
Redeemed	(618,536)	(6,761,677)	(359,004)	(3,966,565)
Net increase	1,063,603	$11,626,736	355,304	$3,948,643

Note 5 — INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION

Purchases and sales of securities for the year ended December 31, 2015 (excluding short-term investments, short-term options, forward currency contracts, swap contracts, and short positions) aggregated $50,871,340 and $39,077,995, respectively. There were no purchases or sales of U.S. Government securities.

At December 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments*	$32,887,342
Gross unrealized appreciation	1,512,557
Gross unrealized depreciation	(2,509,847)
Net unrealized depreciation	$(997,290)
Undistributed ordinary income	$533,705
Undistributed long-term capital gain	72,775
Total distributable earnings	$606,480
Other accumulated losses	(543,911)
Total accumulated losses	$(934,721)

*	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sales and constructive sales.

The Merger Fund VL

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015

Note 5 — INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION (continued)

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. Permanent differences are primarily related to foreign currency transactions, swap treatment, and equalization. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2015, the following table shows the reclassifications made:

Accumulated Net Realized Loss on
Accumulated	Investment, Securities Sold Short, Written
Undistributed	Option Contracts Expired or Closed,
Net Investment	Swap Contracts, Foreign Currency Translation
Income	and Forward Currency Exchange Contracts	Paid-in Capital
$204,137	$(203,508)	$(629)

The tax components of dividends paid during the fiscal years ended December 31, 2015 and December 31, 2014 were as follows:

	2015	2014
Ordinary Income	$778,441	$411,877
Long-Term Capital Gains	150,163	—
Total Distributions Paid	$928,604	$411,877

The Fund designated as long term capital gain dividend, pursuant to Internal Revenue Case Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2015. As of December 31, 2015, the Fund did not have a post-October capital loss or a capital loss carryforward.

Note 6 — WRITTEN OPTION CONTRACTS

The premium amount and the number of written option contracts during the year ended December 31, 2015 were as follows:

	Number of	Premium
	Contracts	Amount
Options outstanding at December 31, 2014	2,725	$394,329
Options written	18,493	4,208,443
Options closed	(13,402)	(3,303,086)
Options exercised	(2,253)	(383,856)
Options expired	(2,657)	(279,338)
Options outstanding at December 31, 2015	2,906	$636,492

Note 7 — OFFSETTING ASSETS AND LIABILITIES

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting

The Merger Fund VL

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015

Note 7 — OFFSETTING ASSETS AND LIABILITIES (continued)

arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

		Gross	Net
		Amounts	Amounts
		Offset	Presented	Gross Amounts not
	Gross	in the	in the	offset in the Statement
	Amounts of	Statement	Statement	of Assets and Liabilities
	Recognized	of Assets	of Assets		Collateral
	Assets/	and	and	Financial	Received/	Net
	Liabilities	Liabilities	Liabilities	Instruments	Pledged*	Amount
Assets:
Description
Forward
Currency
Exchange
Contracts**	$37,189	$15,649	$21,540	$—	$—	$21,540
Swap Contracts —
JPMorgan Chase
& Co., Inc.	186,467	150,809	35,658	—	—	35,658
Swap Contracts —
Bank of America
Merrill Lynch	165,168	222	164,946	—	—	164,946
	$388,824	$166,680	$222,144	$—	$—	$222,144
Liabilities:
Description
Forward
Currency
Exchange
Contracts**	$15,649	$15,649	$—	$—	$—	$—
Swap Contracts —
JPMorgan Chase
& Co., Inc.	150,809	150,809	—	—	—	—
Swap Contracts —
Bank of America
Merrill Lynch	222	222	—	—	—	—
Written Option
Contracts**	471,443	—	471,443	—	471,443	—
	$638,123	$166,680	$471,443	$—	$471,443	$—

*	In some instances, the actual collateral pledged/received may be more than amount shown.
**	JPMorgan Chase & Co., Inc. is the counterparty for all open forward currency exchange contracts and prime broker for all written option contracts held by the Fund as of December 31, 2015.

The Merger Fund VL

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015

Note 8 — SUBSEQUENT EVENTS

Management has evaluated events and transactions occurring after December 31, 2015 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
The Merger Fund VL:

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, securities sold short, options written, forward currency exchange contracts, and swap contracts, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Merger Fund VL (hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York
February 26, 2016

The Merger Fund VL

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

Each year, the Board of Trustees of each of The Merger Fund, The Merger Fund VL, and WCM Alternatives: Event-Driven Fund (together, the “Board”), including a majority of the Trustees who are not interested persons of The Merger Fund, The Merger Fund VL, and WCM Alternatives: Event-Driven Fund (together, the “Independent Trustees”), is required to determine whether to continue the advisory agreements for each of The Merger Fund, The Merger Fund VL, and WCM Alternatives: Event-Driven Fund, respectively. In October 2015, the Board and the Independent Trustees approved the continuation of The Merger Fund’s, The Merger Fund VL’s, and WCM Alternatives: Event-Driven Fund’s (each, a “Fund” and, together, the “Funds”) advisory arrangements with Westchester Capital Management LLC (the “Adviser”) (collectively, the “Agreements”) for an additional one-year period. A summary of the material factors and conclusions that formed the basis for the approval by the Board and the Independent Trustees are discussed below.

Review Process

The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Adviser furnish, such information as may reasonably be necessary to evaluate the terms of the Funds’ Agreements. The Independent Trustees began their formal review process in the summer of 2015 by compiling a request for information that sought a wide range of information the Independent Trustees believed was necessary to evaluate the terms of the Funds’ Agreements. The Trustees evaluated all information available to them on a fund-by-fund basis, and their deliberations were made separately in respect of each Fund. Throughout the review process, the Independent Trustees were advised by their independent counsel. The Independent Trustees also discussed the continuation of the Agreements in a private session with their independent counsel. The Independent Trustees and Board, in approving the continuation of the Agreements after completing their review process, did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. The following summary describes the most important, but not all, of the factors considered by the Board and the Independent Trustees.

Materials Reviewed

During the course of each year, the Board receives a wide variety of materials relating to the services provided by the Adviser and the Funds’ other service providers, including reports on: each Fund’s investment results; portfolio construction; portfolio composition; portfolio trading practices; and other information relating to the nature, extent and quality

The Merger Fund VL

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(continued) (Unaudited)

of services provided by the Adviser to the Funds. In addition, in connection with its annual consideration of the Agreements, the Board requested and reviewed supplementary information regarding the terms of the Agreements, the Funds’ investment results, advisory fee and total expense comparisons, financial and profitability information regarding the Adviser and its affiliates, descriptions of various functions undertaken by the Adviser, such as compliance monitoring, and information about the personnel providing investment management services to the Funds.

The Board also requested and evaluated performance and expense information for other investment companies that were compiled and presented by Morningstar. During the review process, the Board held a telephonic meeting with representatives of Morningstar in which the Board received information regarding the methodology used in compiling Morningstar’s report and the process for how each Fund’s peer group was determined. The Board and the Independent Trustees also considered information regarding so-called “fall-out” benefits to the Adviser and its affiliates due to the Adviser’s relationships with the Funds.

Nature, Extent and Quality of Services

Nature and Extent of Services – In considering whether to continue the Agreements for an additional year, the Board and the Independent Trustees evaluated the nature and extent of the services provided by the Adviser. The Board and the Independent Trustees considered information concerning the investment philosophy and investment process used by the Adviser in managing the Funds. In this context, the Board and the Independent Trustees considered the in-house research capabilities of the Adviser as well as other resources available to the Adviser, including research services available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients of the Adviser. The Trustees considered the scope and quality of services provided by the Adviser under the Agreements, and noted that the scope of work required of the Adviser to perform the contracted-for services had expanded over time as a result of regulatory and other developments. The Board and the Independent Trustees also considered the managerial and financial resources available to the Adviser.

Quality of Services – The Board and the Independent Trustees considered the quality of the services provided by the Adviser and the quality of the resources of the Adviser available to the Funds. The Board and the Independent Trustees considered the specialized experience, expertise and professional qualifications of the personnel of the Adviser, including that the Adviser was among a limited number of investment

The Merger Fund VL

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(continued) (Unaudited)

advisers with a long track record managing merger arbitrage and event-driven strategies within the context of a registered mutual fund. The Board and the Independent Trustees considered the complexity of managing the Funds’ strategies relative to other types of funds. The Board and the Independent Trustees also received and reviewed information regarding the non-portfolio management services provided to the Funds by the Adviser in support of the Funds’ operations. The Trustees also considered the personnel that had been retained by the Adviser over recent periods to maintain and potentially improve the level of services provided to the Funds.

In their evaluation of the quality of the services provided by the Adviser, the Board and the Independent Trustees considered the performance of the Funds. The Board and the Independent Trustees considered whether the Funds operated within their investment objectives and their record of compliance with their investment restrictions. The Board and the Independent Trustees reviewed information comparing the Funds’ historical performance to relevant market indices and to performance information for other investment companies with similar investment strategies over the 1-, 3-, 5- and 10-year periods (if the Funds were in existence) ended August 31, 2015. At the request of the Independent Trustees, Morningstar also provided for the Board’s October 2015 meeting, updated performance information for the Funds as of September 30, 2015. The Board considered that The Merger Fund VL ranked in the first or second quartiles of its peer group in Morningstar’s report for the three-, five-, and ten-year periods ended August 31, 2015, while performing in the third quartile of its peer group for the one-year period. The Board also considered that while The Merger Fund ranked in the third or fourth quartile of its peer group in Morningstar’s report for each of the one-, three-, and ten-year periods ended August 31, 2015, and in the second quartile for the five-year period, it outperformed the HFRX Merger Arbitrage Index over each of those periods other than the one-year period ended August 31, 2015. The Board also considered that WCM Alternatives: Event-Driven Fund ranked in the first quartile of its Morningstar peer group for the one-year period ended June 30, 2015. The Trustees also noted that WCM Alternatives: Event-Driven Fund still has a relatively short operating history since it commenced operations on January 2, 2014. The Trustees noted that Morningstar’s report included a relatively low number of peer funds for comparison due to the limited number of registered mutual funds pursuing merger-arbitrage and/or event-driven investment strategies, especially over the longer-term periods. The Board and the Independent Trustees concluded, within the

The Merger Fund VL

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(continued) (Unaudited)

context of their overall conclusions regarding each of the Agreements, that they were satisfied with the nature, extent and quality of the services provided by the Adviser and that each Fund’s performance record supported the renewal of the Agreements.

Management Fees and Expenses

The Board and the Independent Trustees reviewed information, including comparative information provided by Morningstar, regarding the advisory fees paid to the Adviser and the total expenses borne by the Funds. They considered the Funds’ advisory fees relative to their peer groups. In this regard, the Independent Trustees noted that each Fund’s net advisory fees and net operating expenses, after taking into account any expense limitation arrangements or advisory fee waivers, remained competitive with its peers. In this regard, the Independent Trustees noted The Merger Fund’s net advisory fees and net operating expenses (Investor Class) were substantially below the median of its peer group and that The Merger Fund VL’s and WCM Alternatives: Event-Driven Fund’s net advisory fees and net operating expenses were at or near their respective peer group medians, notwithstanding their significantly smaller asset size.

The Board and the Independent Trustees also considered the fees that the Adviser and its affiliates charge other clients with investment strategies similar to the Funds, including where an account is subject to a performance-based fee. The Board and the Independent Trustees considered information provided by the Adviser describing the differences in services provided to these other clients. In this regard, the Adviser noted that the services provided to these other clients typically consist solely or primarily of portfolio management services. The Adviser described the additional level of services provided to the Funds under the terms of the Funds’ advisory arrangements or otherwise, such as supplying Fund management, general coordination of the Funds’ other service providers, the provision of middle and back office support functions, provision of certain compliance and regulatory functions, and quarterly preparation and attendance of meetings with the Board, as well as the greater financial obligations and entrepreneurial risks the Adviser undertakes in respect of sponsoring a registered investment company. The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the fees to be charged under the Agreements represent reasonable compensation to the Adviser in light of the services provided.

The Merger Fund VL

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(continued) (Unaudited)

Profitability and Possible Economies of Scale

Profitability – The Board and the Independent Trustees reviewed information regarding the cost of services provided by the Adviser and the profitability (before distribution expenses and prior to taxes) of the Adviser’s relationship with the Funds. The Board noted that, in reporting on its profitability, the Adviser had included an estimated expense for compensation of the Funds’ portfolio managers because the Funds’ portfolio managers are principal owners of the Adviser and do not receive a salary or bonus. The Board noted that the Adviser would have incurred significant compensation expense if it instead had to hire equivalently qualified portfolio managers to perform the services performed by the owners, which costs would significantly reduce the Adviser’s profitability. In evaluating the Adviser’s reported profitability, the Independent Trustees considered that certain of the information provided by the Adviser was necessarily estimated and that preparing the related profitability information involved certain assumptions and allocations that were imprecise. The Board and the Independent Trustees recognized that the probative value of profitability information may be limited because a wide range of comparative information often is not generally available and it can be affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, the efficiency of an adviser’s operations, numerous assumptions about allocations and the adviser’s cost of capital. The Independent Trustees concluded that the Adviser’s profitability with respect to The Merger Fund may be relatively high in comparison to other mutual funds, but they noted that the Adviser was among a limited number of investment advisers with an extensive history of providing competitive merger-arbitrage portfolio management services within a registered investment company vehicle and that The Merger Fund’s long-term performance (gross of fees) was favorable relative to the HFRX Merger Arbitrage Index and comparable to the only other two funds with ten years of investment performance in the peer group materials, and each of those was subject to advisory fees that were higher than those of The Merger Fund.

In addition, the Board and the Independent Trustees considered information regarding the direct and indirect benefits the Adviser receives as a result of its relationship with the Funds, including research purchased with soft dollar credits earned from portfolio transactions effected on behalf of the Funds (soft dollar arrangements) and reputational benefits.

The Merger Fund VL

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(continued) (Unaudited)

Economies of Scale – The Board and the Independent Trustees reviewed the extent to which the Adviser may realize economies of scale in managing the Funds. The Board and the Independent Trustees concluded within the context of their overall conclusions regarding each of the Agreements that the Adviser’s level of profitability from its relationship with each Fund was not excessive in light of, among other things, the Funds’ competitive advisory fees and expense ratios. The Trustees also considered that the Adviser proposed to continue, also for an additional one-year period, to apply waivers to The Merger Fund’s advisory fee that generally had the effect of breakpoints in the Adviser’s advisory fee and proposed to continue the expense limitation agreements applicable to The Merger Fund VL and WCM Alternatives: Event-Driven Fund. The Independent Trustees concluded that those measures were reasonably designed to result in the sharing of economies of scale realized by the Adviser, if any, with the Funds and their shareholders.

Conclusions
Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the terms of the Agreements, including the fees payable to the Adviser, are fair and reasonable to the Funds and their shareholders given the scope and quality of the services provided to the Funds and such other considerations as the Independent Trustees considered relevant in the exercise of their reasonable business judgment and that the continuation of the Agreements was in the best interests of the Funds and their shareholders. Accordingly, the Board and Independent Trustees unanimously approved the continuation of the Agreements.

INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Fund’s Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-343-8959.

				# of	Other
		Term of		Portfolios	Directorships
		Office		in Fund	Held by
		and	Principal	Complex	Trustee
Name,	Position(s)	Length	Occupation(s)	Overseen	During
Address and	Held with	of Time	During the	by	the Past
Year of Birth	the Fund	Served	Past Five Years	Trustee**	Five Years

Roy Behren*	Co-President	Indefinite;	Co-Portfolio Manager	3	None
Westchester Capital	and	since	and Co-President of
Management, LLC	Treasurer;	2011;	Westchester Capital
100 Summit Lake Drive	Trustee	Indefinite;	Management, LLC, the
Valhalla, NY 10595		since	Fund’s Adviser, since
Year of Birth: 1960		2014	2011.

Michael T. Shannon*	Co-President	Indefinite;	Co-Portfolio Manager	3	None
Westchester Capital	and	since	and Co-President of
Management, LLC	Trustee	2011	Westchester Capital
100 Summit Lake Drive			Management, LLC, the
Valhalla, NY 10595			Fund’s Adviser, since
Year of Birth: 1966			2011.

Barry Hamerling	Independent	Indefinite;	Managing Partner of	3	Trustee of
c/o Westchester	Trustee	since	Premium Ice Cream of		AXA Premier
Capital		2007	America since 1995.		VIP Trust
Management, LLC			Managing Partner of
100 Summit Lake Drive			B&J Freeport since
Valhalla, NY 10595			1990. Managing Partner
Year of Birth: 1946			of Let-US Creations
from 1999 to 2011.

Richard V. Silver	Independent	Indefinite;	Consultant with AXA	3	None
c/o Westchester	Trustee	since	Equitable Life
Capital		2013	Insurance Company
Management, LLC			from May 2012 to April
100 Summit Lake Drive			2013. Senior Executive
Valhalla, NY 10595			Vice President, Chief
Year of Birth: 1955			Legal Officer and Chief
Administrative Officer
of AXA Equitable Life
Insurance Company
from February 2010 to
April 2012.

INFORMATION ABOUT TRUSTEES AND OFFICERS (continued)

				# of	Other
		Term of		Portfolios	Directorships
		Office		in Fund	Held by
		and	Principal	Complex	Trustee
Name,	Position(s)	Length	Occupation(s)	Overseen	During
Address and	Held with	of Time	During the	by	the Past
Year of Birth	the Fund	Served	Past Five Years	Trustee**	Five Years

Christianna Wood	Independent	Indefinite;	Chief Executive Officer	3	Director of
c/o Westchester	Trustee	since	and President of Gore		H&R Block
Capital		2013	Creek Capital, Ltd.		Corporation;
Management, LLC			since August 2009.		Director of
100 Summit Lake Drive					International
Valhalla, NY 10595					Securities
Year of Birth: 1959					Exchange;
Director of
Grange
Insurance

Bruce Rubin	Vice	One-year	Chief Operating	N/A	N/A
Westchester Capital	President,	terms;	Officer of Westchester
Management, LLC	Chief	since	Capital Management,
100 Summit Lake Drive	Compliance	2010	LLC, the Fund’s Adviser.
Valhalla, NY 10595	Officer and
Year of Birth: 1959	Anti-Money
Laundering
Compliance
Officer

Abraham R. Cary	Secretary	One-year	Head of Trading of	N/A	N/A
Westchester Capital		terms;	Westchester Capital
Management, LLC		since	Management, LLC, the
100 Summit Lake Drive		2012	Fund’s Adviser, since
Valhalla, NY 10595			2011.
Year of Birth: 1975

*
Denotes a trustee who is an “interested person” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or of the Adviser. Mr. Behren and Mr. Shannon are deemed to be interested persons because of their affiliation with the Fund’s investment adviser, Westchester Capital Management, LLC, and because they are officers of the Fund.

**	The fund complex consists of the Fund, The Merger Fund and WCM Alternatives: Event-Driven Fund.

The Merger Fund VL

ADDITIONAL INFORMATION (Unaudited)

For the fiscal year ended December 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income for the fiscal year ended December 31, 2015 was 0.00% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2015 was 25.95% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the fiscal year ended December 31, 2015 was 8.91% for the Fund.

AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Fund generally votes proxies relating to portfolio securities may be obtained without charge by calling the Fund’s Transfer Agent at 1-800-343-8959 or by visiting the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available on the SEC’s website or by calling the toll-free number listed above.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(This Page Intentionally Left Blank.)

Investment Adviser
Westchester Capital Management, LLC
100 Summit Lake Drive
Valhalla, NY 10595
(914) 741-5600
www.westchestercapitalfunds.com

Administrator, Transfer Agent, Accountant,
Dividend Paying Agent and Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 343-8959

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212
(800) 343-8959

Trustees
Roy Behren
Michael T. Shannon
Barry Hamerling
Richard V. Silver
Christianna Wood

Executive Officers
Roy Behren, Co-President and Treasurer
Michael T. Shannon, Co-President
Bruce Rubin, Vice President and
Chief Compliance Officer
Abraham R. Cary, Secretary

Counsel
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.  You may also receive a copy of the registrant’s Code of Ethics, free of charge, upon request by calling (800) 343-8959.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Barry Hamerling and Christianna Wood are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, PricewaterhouseCoopers LLP, to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2015	FYE 12/31/2014
Audit Fees	$42,800	$42,800
Audit-Related Fees	$ -	$ -
Tax Fees	$5,100	$5,920
All Other Fees	$ -	$ -

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2015	FYE 12/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not including any sub-advisers) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2015	FYE 12/31/2014
Registrant	-	-
Registrant’s Investment Adviser	-	-

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s Co-Presidents/Chief Executive Officers and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Merger Fund VL

By (Signature and Title)*    /s/Michael T. Shannon
Michael T. Shannon, Co-President

Date    March 7, 2016

By (Signature and Title)*    /s/Roy Behren
Roy Behren, Co-President and Treasurer

Date    March 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Michael T. Shannon
Michael T. Shannon, Co-President

Date    March 7, 2016

By (Signature and Title)*    /s/Roy Behren
Roy Behren, Co-President and Treasurer

Date     March 7, 2016

* Print the name and title of each signing officer under his or her signature.